FLEXIBLE PREMIUM
VARIABLE LIFE
INSURANCE POLICY

-------------------------------------------------
Variable and/or Fixed
Accumulation Values

Flexible Premiums Payable to the
Insured's Age 95

Adjustable Face Amount

Death Benefit Guarantee

Death Benefit Options

Nonparticipating
--------------------------------------------------


NOTICE

Right to Return Policy

Please read this policy carefully. If for any reason you do not want it, you may return it for a refund of all premiums paid.

You must return this policy to us or your agent by midnight of the 20th day after you receive it.

We will then consider this policy void from the start and refund to you all premiums paid.

We will pay the proceeds according to the Death Benefits portion of the Summary of Benefits on page 3, if we receive written proof that the insured died while this policy was in force. This policy also provides other benefits and rights. We issue this policy in consideration of the application and payment of the initial premium.

THE AMOUNT OF THE PROCEEDS PAYABLE AT THE INSURED'S DEATH WILL BE AT LEAST EQUAL TO THE FACE AMOUNT OF THE POLICY AS LONG AS THIS POLICY IS IN FORCE AND THERE IS NO LOAN AMOUNT OR UNPAID MONTHLY DEDUCTIONS.

THE PERIOD OF TIME THIS LIFE INSURANCE STAYS IN FORCE WILL VARY DEPENDING ON THE INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNT, INTEREST CREDITED TO THE NET PREMIUMS ALLOCATED TO THE FIXED ACCOUNT, THE AMOUNT OF PREMIUMS YOU PAY, ANY PARTIAL WITHDRAWALS, LOANS, AND CHARGES MADE AGAINST THIS POLICY. IF YOU PAY PREMIUMS SUFFICIENT TO MAINTAIN THE DEATH BENEFIT GUARANTEE, WE GUARANTEE THIS POLICY WILL STAY IN FORCE DURING THE DEATH BENEFIT GUARANTEE PERIOD SHOWN ON THE POLICY DATA PAGE.

THE VARIABLE ACCUMULATION VALUE WILL INCREASE OR DECREASE REFLECTING THE INVESTMENT PERFORMANCE OF THE VARIABLE ACCOUNT.

[GRAPHICS OMITTED]

RELIASTAR BANKERS SECURITY
LIFE INSURANCE COMPANY

1000 Woodbury Road, Suite 102
P.O. Box 9004
Woodbury, New York  11797

Executed at our Home Office
----------------------------------------------------------
John H. Flittie                     President
----------------------------------------------------------
/s/ John H. Flittie

----------------------------------------------------------
Susan M. Bergen
----------------------------------------------------------
/s/ Susan M. Bergen

Page 1   85-251

INDEX                                                                  PAGE
         Accumulation Value............................................10
         Age and Sex...................................................26
         Allocation of Premiums........................................ 7
         Amendment.....................................................28
         Annual Statement..............................................27
         Beneficiary...................................................20
         Cash Surrender Value..........................................17
         Cash Value....................................................17
         Changes in Face Amount........................................ 6
         Changes in Death Benefit Option............................... 7

         Claims........................................................29
         Control of Policy.............................................20
         Conversion Right..............................................26
         Death Benefit................................................. 5
         Definitions................................................... 3
         Death Benefit Guarantee....................................... 8
         Fixed Accumulation Value......................................10
         General Provisions............................................24
         Grace Period.................................................. 9
         Incontestability..............................................26
         Insured....................................................... 1
         Monthly Deduction.............................................12
         Net Premium................................................... 7
         Nonforfeiture Provisions......................................14
         Ownership.....................................................20
         Partial Withdrawal............................................18
         Payment of Proceeds...........................................25
         Policy Data Page.............................................. A
         Policy Loans..................................................18
         Premiums...................................................... 7
         Right to Return Policy........................................ 1
         Reinstatement................................................. 9
         Settlement Options............................................21
         Suicide.......................................................26
         Summary of Benefits........................................... 3
         Termination...................................................26
         Transfers.....................................................15
         Variable Accumulation Value...................................10
         Voting of Mutual Fund Shares..................................24

         Additional benefits and restrictions, if any, are listed on the Policy Data Page.

Page 2      5245


POLICY DATA PAGE                                                                DATE PRINTED
POLICY NUMBER:  S9-999-999                                                      JANUARY 1, 1997
-----------------------------------------------------------------------------------------------
POLICY INFORMATION                  OWNER                                       John Doe
                                    POLICY DATE                                 January 1, 1997
                                    ISSUE DATE                                  January 1, 1997
                                    EFFECTIVE DATE                              January 1, 1997
                                    INSURED                                     James Doe
                                      SEX, ISSUE AGE                            Male, 40
                                      RATE CLASS                                Nonsmoker
-----------------------------------------------------------------------------------------------
DEATH BENEFITS                          INITIAL FACE AMOUNT                     $100,000
                                    CURRENT FACE AMOUNT                         $100,000




                                    MINIMUM FACE AMOUNT                         $100,000
                                    DEATH BENEFIT OPTION                        Level Amount Option
                                    CORRIDOR PERCENTAGE TABLE
                                                          Attained Age             Corridor Percent
                                                              0-40                       250%
                                                               45                        215
                                                               50                        185
                                                               55                        150
                                                               60                        130
                                                               65                        120
                                                               70                        115
                                                              75-90                      105
                                                               95+                       100
-----------------------------------------------------------------------------------------------
PREMIUMS                            INITIAL PREMIUM                             $1,600.00
                                    PLANNED PREMIUM
                                      AMOUNT                                    $1,600.00
                                      FREQUENCY                                 Annual
                                    DEATH BENEFIT GUARANTEE PERIOD              25 Years
                                    MINIMUM MONTHLY PREMIUM                     $129.55
                                    PREMIUM ALLOCATION

      Fixed Account                                         xx%          Neuberger&Berman AMT Limited
      Alger American Growth Portfolio                       xx%            Maturity Bond Portfolio                    xx%
      Alger American MidCap Growth Portfolio                xx%          Neuberger&Berman AMT Partners
      Alger American Small Capitalization                                  Portfolio                                  xx%
         Portfolio                                          xx%          Northstar Growth Fund                        xx%
      Fidelity VIP Equity-Income Portfolio                  xx%          Northstar High Yield Bond Fund               xx%
      Fidelity VIP Growth Portfolio                         xx%          Northstar Income and Growth Fund             xx%
      Fidelity VIP High Income Portfolio                    xx%          Northstar International Value Fund           xx%
      Fidelity VIP Money Market Portfolio                   xx%          Northstar Multi-Sector Bond Fund             xx%
      Fidelity VIP II Contrafund Portfolio                  xx%          OCC Equity Portfolio                         xx%
      Fidelity VIP II Index 500 Portfolio                   xx%          OCC Global Equity Portfolio                  xx%
      Fidelity VIP II Investment Grade Bond Portfolio       xx%          OCC Managed Portfolio                        xx%
      Janus Aggressive Growth Portfolio                     xx%          OCC Small Cap Portfolio                      xx%
      Janus International Growth Portfolio                  xx%          Putnam VT Diversified Income
                                                                           Fund                                       xx%
      Janus Worldwide Growth Portfolio                      xx%          Putnam VT Growth & Income Fund               xx%
                                                                         Putnam VT Voyager Fund                       xx%



Form Numbers:

                                                                               A

POLICY DATA PAGE..                                                     DATE PRINTED
POLICY NUMBER:  S9-999-999                                             JANUARY 1, 1997
-------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------------------------------
FIXED ACCOUNT INTEREST              MINIMUM ANNUAL INTEREST RATE       4.00%
RATES                               LOAN INTEREST RATE                 5.66% payable in advance
                                    PREFERRED LOAN INTEREST RATE       3.85% payable in advance
-------------------------------------------------------------------------------------------------------------------
DEDUCTIONS AND                      PREMIUM EXPENSE CHARGE
CHARGES                              PERCENT PREMIUM CHARGE            5.00%
                                    MAXIMUM PREMIUM
                                     PROCESSING CHARGE                 None
-------------------------------------------------------------------------------------------------------------------
                                    MONTHLY EXPENSE CHARGE
                                      MAXIMUM MONTHLY
                                        ADMINISTRATIVE CHARGE          $10.00 per month
                                    MONTHLY POLICY CHARGE              None
                                    MONTHLY AMOUNT CHARGE              None
                                    MAXIMUM MORTALITY AND
                                      EXPENSE RISK CHARGE              0.90%
-------------------------------------------------------------------------------------------------------------------
                                    SERVICE FEES
                                      MAXIMUM PER TRANSFER                      $25.00
                                      MAXIMUM PER PARTIAL WITHDRAWAL            $25.00
                                      MAXIMUM PER ADDITIONAL STATEMENT          $50.00
                                      MAXIMUM PER PROJECTION REPORT             $50.00
-------------------------------------------------------------------------------------------------------------------
                                    TABLE OF SURRENDER CHARGES
                                          0      $1,830.00
                                          1      $1,830.00       6       $1,647.00      11       $732.00
                                          2      $1,830.00       7       $1,464.00      12       $549.00
                                          3      $1,830.00       8       $1,281.00      13       $366.00
                                          4      $1,830.00       9       $1,098.00      14       $183.00
                                          5      $1,830.00       10       $915.00       15        $0.00

                                    Surrender Charges grade uniformly by policy month between the consecutive years shown above.

------------------------------------------------------------------------------------------------------------------
NONFORFEITURE ITEMS                     MORTALITY                              1980 Commissioner's Standard
                                                                               Ordinary Mortality Table for
                                                                               Nonsmokers, Age Last Birthday
                                        GUARANTEED INTEREST RATE ON THE
                                        FIXED ACCOUNT                          4.00%
                                        --------------------------------------------------------------------------
                                        PERCENT OF PARTIAL WITHDRAWAL          0% in policy year 1;
                                                                               20% per policy year in policy years
                                                                               2-15;
                                                                               100% thereafter


IMPORTANT NOTICE: THE CASH VALUE WILL BE USED TO PURCHASE PAID-UP INSURANCE AT THE INSURED'S AGE 95. ANY PAID-UP LIFE INSURANCE PURCHASED UNDER THE TERMS OF THIS POLICY WILL NOT BE LARGER THAN THE SUM OF THE CASH VALUE OF THE PAID-UP LIFE INSURANCE, PLUS THE DEATH BENEFIT OF THE POLICY, MINUS THE ACCUMULATION VALUE OF THE POLICY. HOWEVER, IT IS POSSIBLE THAT COVERAGE WILL EXPIRE WHERE EITHER NO PREMIUMS ARE PAID FOLLOWING THE INITIAL PREMIUM, OR SUBSEQUENT PREMIUMS ARE INSUFFICIENT TO CONTINUE COVERAGE. THE PERIOD FOR WHICH THE POLICY AND COVERAGE WILL CONTINUE IN FORCE WILL DEPEND ON: (1) THE AMOUNT,

TIMING, AND FREQUENCY OF PREMIUM PAYMENTS; (2) CHANGES IN THE FACE AMOUNT AND THE DEATH BENEFIT OPTION; (3) CHANGE IN INTEREST RATES CREDITED TO THE FIXED ACCOUNT AND IN THE INVESTMENT PERFORMANCE OF THE SUB-ACCOUNTS; (4) CHANGES IN THE MONTHLY COST OF INSURANCE DEDUCTIONS FROM THE ACCUMULATION VALUE OF THIS POLICY AND ANY BENEFITS PROVIDED BY RIDERS TO THIS POLICY; AND (5) LOAN AND PARTIAL WITHDRAWAL ACTIVITY.


                                                                               B


POLICY DATA PAGE                                                       DATE PRINTED
POLICY NUMBER:  S9-999-999                                             JANUARY 1, 1997
--------------------------------------------------------------------------------

                                    ADDITIONAL AMOUNTS ARE NOT GUARANTEED AND WE
                                    HAVE THE RIGHT TO CHANGE THE AMOUNT OF
                                    INTEREST CREDITED TO THE POLICY AND THE
                                    AMOUNT OF COST OF INSURANCE OR OTHER EXPENSE
                                    CHARGES DEDUCTED UNDER THE POLICY WHICH MAY
                                    REQUIRE MORE PREMIUM TO BE PAID THAN WAS
                                    ILLUSTRATED OR THE CASH VALUES MAY BE LESS
                                    THAN THOSE ILLUSTRATED.

                                                                               C

POLICY DATA PAGE                                                       DATE PRINTED
POLICY NUMBER:  S9-999-999                                             JANUARY 1, 1997
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
ADDITIONAL BENEFITS                  The cost of the Rider Benefits is included in the
                                     Monthly Deduction of the Policy
                                     ---------------------------------------- ------------------------------------------
                                     ACCELERATED BENEFIT RIDER
                                     ---------------------------------------- ------------------------------------------
                                     ACCIDENTAL DEATH BENEFIT RIDER
                                     Rate Class                               Standard
                                     Rating Factor                            100%
                                     Current ADB amount                       $5,000
                                     Initial ADB amount                       $5,000
                                     Cost of Rider's Benefits                 See Table of ADB Rates/$1,000.
                                     Rider Effective Date                     January 1, 1997
                                     Rider Issue Date                         January 1, 1997
                                     Rider Expiry Date                        January 1, 2027
                                     -----------------------------------------------------------------------------------
                                     WAIVER OF MONTHLY DEDUCTION RIDER
                                     Rate Class                               Standard
                                     Rating Factor                            100%
                                     Cost of Rider's Benefits                 See Table of Waiver Rates.
                                     Rider Effective Date                     January 1, 1997
                                     Rider Issue Date                         January 1, 1997
                                     Rider Expiry Date                        January 1, 2027
                                     -----------------------------------------------------------------------------------
                                     INSURED'S COST OF LIVING INCREASE RIDER
                                     Rider Issue Date                         January 1, 1997
                                     Insured's CPI Increase Base              $100,000


                                     Rate Class                               Standard
                                     Maximum Increase
                                       Amount for the Insured                 $20,000
                                     ---------------------------------------- ------------------------------------------
                                     ADDITIONAL INSURED RIDER
                                     Additional Insured                       James Doe
                                     Issue Age and Sex                        40 Male
                                     Rate Class                               Nonsmoker
                                     Rating Factor                            100%
                                     AIR Face Amount                          $50,000
                                     Monthly Guaranteed Cost
                                       of Insurance Rate Per $1000
                                       for Policy years 1-10                  $0.23083
                                     Rider Effective Date                     January 1, 1997
                                     Rider Issue Date                         January 1, 1997
                                     Rider Expiry Date                        January 1, 2007
                                     ---------------------------------------- ------------------------------------------
                                     ADDITIONAL INSURED RIDER
                                     Additional Insured                       Jane Doe
                                     Issue Age and Sex                        35 Female
                                     Rate Class                               Nonsmoker
                                     Rating Factor                            100%
                                     AIR Face Amount                          $50,000
                                     Monthly Guaranteed Cost
                                       of Insurance Rate Per $1000
                                       for Policy years 1-10                  $0.15750
                                     Rider Effective Date                     January 1, 1997
                                     Rider Issue Date                         January 1, 1997
                                     Rider Expiry Date                        January 1, 2007

                                                                               D

POLICY DATA PAGE                                                        DATE PRINTED
POLICY NUMBER:  S9-999-999                                             JANUARY 1, 1997
-------------------------------------------------------------------------------------------------------------------



                                     ---------------------------------------- ------------------------------------------
                                     CHILDREN'S INSURANCE RIDER
                                     CIR Face Amount                          $5,000   per child
                                     Cost of Rider's Benefits                 $7.44    per $1,000 of Face Amount
                                     Rider Effective Date                     January 1, 1997
                                     Rider Issue Date                         January 1, 1997
                                     Rider Expiry Date                        January 1, 2022
                                     ---------------------------------------- ------------------------------------------


                                                                               E


SUMMARY OF BENEFITS

LIVING BENEFITS

While the insured is alive, subject to this policy's provisions, you may:

1.
Change the amount and frequency of your premium payments;

2.
Change the allocation of your premiums;

3.
Change the Face Amount;

4.
Change the Death Benefit Option;

5.
Make transfers between accounts;

6.
Surrender this policy for its Cash Surrender Value;

7.
Make a Partial Withdrawal;

8.
Take a Policy Loan;

9.
Assign this policy as collateral;

10.
Change the beneficiary;

11.
Transfer ownership; and

12.
Exercise any other rights this policy allows.

DEATH BENEFITS

At the insured's death, the proceeds payable include the Death Benefit then in force:

Plus any additional amounts provided by rider;

Plus a refund of any policy loan interest we have charged but not earned;

Minus any Loan Amount; and

Minus any unpaid Monthly Deductions.

THE CONTRACT

This policy is a legal contract. Read your policy carefully! You rely on us to provide its benefits; we rely on you to pay its premiums. The entire contract is this policy and all applications, Policy Data Pages, riders, and amendments attached at time of issue or agreed upon later.

All statements made by or on behalf of anyone covered by this policy are representations and not warranties. No statement can be used to cancel this policy or can be used in our defense if we refuse to pay a claim, unless it is found in an application, rider, or amendment.

CHANGES

Policy changes must be in writing and signed by our President or Secretary, or one of our Vice Presidents or Assistant Secretaries. No agent or any other person may alter or change the terms and conditions of this policy.

GENERAL DEFINITIONS

IN FORCE

This policy is in effect.

THE INSURED

The person upon whose life this policy is issued. The Policy Data Page lists the insured.

PROCEEDS

The amount we pay when the insured dies or when this policy is surrendered.

WE, US, OUR

ReliaStar Bankers Security Life Insurance Company at our Home Office in Woodbury, New York.

85-252                                                                         3

WRITTEN, IN WRITING

A written request or notice, signed and dated, and received at our Home Office. The form and content of the request or notice must be acceptable to us.

YOU, YOUR

The owner of this policy, as shown on the Policy Data Page, unless changed as allowed in this policy. The insured owns this policy unless another owner is named.

POLICY DEFINITIONS

ACCUMULATION UNIT

A unit of measure used to determine the Variable Accumulation Value.

ACCUMULATION VALUE

The total amount that this policy provides for investment at any time. The Accumulation Value is the total of the Fixed Accumulation Value and the Variable Accumulation Value.

AGE 65, 75, AND 95

The policy anniversary on or next following the insured's 65th, 75th, and 95th birthdays, respectively.

CASH VALUE

The Accumulation Value minus any Surrender Charge.

CASH SURRENDER VALUE

The amount payable to you if you surrender this policy. It is the Cash Value minus any Loan Amount and unpaid Monthly Deductions.

THE CODE

The Internal Revenue Code of 1986, as amended.

FACE AMOUNT

The minimum Death Benefit payable as long as this policy is in force. The initial Face Amount is shown on the Policy Data Page. You may change the Face Amount as described in this policy.

FIXED ACCOUNT

All our assets other than those allocated to the Variable Account or any other separate account. We have complete ownership and control of the assets in the Fixed Account.

LOAN AMOUNT

The sum of all unpaid policy loans, including preferred loans.

MONTHLY ANNIVERSARY

Whenever your Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be the next Valuation Date. The first Monthly Anniversary is on the Policy Date.

POLICY DATE

The Policy Date is shown on the Policy Data Page. We use the Policy Date to determine policy years, policy months, Monthly Anniversaries, and policy anniversaries.

5246                                                                           4



SUB-ACCOUNT

A subdivision of the Variable Account. Each Sub-account invests exclusively in the shares of one of the mutual funds shown on the Policy Data Page, or added later.

VALUATION DATE

The close of business each day that the New York Stock Exchange is open for trading and valuations have not been suspended by the Securities and Exchange Commission. We may also declare a Valuation Date on any other day on which there is sufficient trading in the mutual funds' portfolio to materially affect the Accumulation Unit Value in the corresponding Sub-account.

VALUATION PERIOD

The period of time between a Valuation Date and the next Valuation Date.

VARIABLE ACCOUNT

ReliaStar Bankers Security Variable Life Separate Account I, a separate investment account of ours. The Variable Account is used only to receive and invest Net Premiums paid under our variable life insurance policies. The assets of the Variable Account will be valued on each Valuation Date. We have complete ownership and control of the assets in the Variable Account.

Assets of the Variable Account equal to its liabilities will not be charged with liabilities arising out of any other business we conduct. However, we may transfer any assets which exceed the liabilities of the Variable Account to our Fixed Account.

The Variable Account is treated as a unit investment trust under federal securities laws. It is registered with the Securities and Exchange Commission according to the Investment Company Act of 1940. It was established under the insurance laws of the State of New York. Any change in the investment policy of the Variable Account must be approved by the Department of Insurance of the State of New York according to the approval process on file with the State.

DEATH BENEFIT

This policy has two Death Benefit Options. The Death Benefit Option in effect on the Policy Date is shown on the Policy Data Page. All values are determined as of the Valuation Date on or next following the date of the insured's death. The two Death Benefit Options are:

OPTION A (LEVEL AMOUNT OPTION) - The Death Benefit is the greater of:

1.
The Face Amount; or

2.
The Accumulation Value multiplied by the Corridor Percentage, according to the insured's attained age, as shown on the Policy Data Page.

85-253                                                                         5



OPTION B (VARIABLE AMOUNT OPTION) - The Death Benefit is the greater of:

1.
The Face Amount plus the Accumulation Value; or

2.

The Accumulation Value multiplied by the Corridor Percentage, according to the insured's attained age, as shown on the Policy Data Page.

REQUESTED CHANGES IN FACE AMOUNT

After the first policy year, you may request an increase or decrease in your Face Amount by notifying us in writing. Changes in Death Benefit Option also change the Face Amount. (See Changes in Death Benefit Option.)

INCREASES

Increases in Face Amount must be at least $5,000. You cannot increase the Face amount after the insured's Age 75.

We may require written proof that the insured is still insurable before making an increase. An approved increase goes into effect on the Monthly Anniversary on or next following the date of the approval.

DECREASES

You cannot decrease the Face Amount below the Minimum Face Amount shown on the Policy Data Page. If, following a requested decrease in Face Amount, this Policy would no longer qualify as life insurance under federal tax law, we will limit the decrease to an amount that would maintain that qualification.

Changes go into effect on the Monthly Anniversary on or next following the date we receive your request.

For the purpose of determining the cost of insurance when more than one Rate Class applies to the current Face Amount, the Face Amount will be reduced in the following order:

1.
The Face Amount provided by the most recent increase;

2.
The next most recent increases successively; and

3.
The initial Face Amount.

EFFECT OF REQUESTED CHANGES IN FACE AMOUNT

A change in Face Amount will affect the Monthly Deduction because the cost of insurance and the Monthly Expense Charge are based on the Face Amount. The cost of certain rider benefits may also be affected.

If the Death Benefit Guarantee is in effect, we will calculate a new Minimum Monthly Premium for the Death Benefit Guarantee from the effective date of the change in Face Amount. Additional premium payments may be required to maintain the Death Benefit Guarantee. A decrease in Face Amount will reduce the Minimum Monthly Premium. We will send you a new Policy Data Page with the new Minimum Monthly Premium.

An increase in Face Amount will increase Surrender Charges. We will send you a new Policy Data Page showing the amount and duration of the new Surrender Charges. Decreases in Face Amount do not reduce the Surrender Charge.

5247                                                                           6

CHANGES IN DEATH BENEFIT OPTION

You may request in writing to change the Death Benefit Option. A change in Death Benefit Option will also change the Face Amount. If you change from Option A (Level Amount Option) to Option B (Variable Amount Option), the Face Amount is decreased by an amount equal to the Accumulation Value on the effective date of the change. The change is effective on the Monthly Anniversary on or next following the date we receive your request. You cannot change the Death Benefit Option if the resulting Face Amount would fall below the Minimum Face Amount shown on the Policy Data Page.

If you change from Option B (Variable Amount Option) to Option A (Level Amount Option), the Face Amount is increased by an amount equal to the Accumulation Value on the effective date of the change. The change is effective on the Monthly Anniversary on or next following the date we receive your request. We do not require proof of insurability for this increase.

A change in Face Amount due to a change in Death Benefit Option will affect the Monthly Deduction because the cost of insurance and the Monthly Expense Charge depend on the Face Amount. The cost of certain rider benefits may also be affected.

The Surrender Charges will not be affected by a change in the Death Benefit Option.

PREMIUMS

There is no insurance under this policy until the initial premium is paid. The initial premium is shown on the Policy Data Page. All premiums are payable in advance of the period to which they apply.

NET PREMIUM

When you pay a premium, we deduct the Premium Expense Charge. The Premium Expense Charge is equal to 1 plus 2 (1 + 2), where:

1.
Is the premium multiplied by the Percent of Premium Charge shown on the Policy Data Page; and

2.
Is the Premium Processing Charge. The Premium Processing Charge is subject to change, but will not exceed the Maximum Premium Processing Charge shown on the Policy Data Page.

The amount remaining after we have deducted the Premium Expense Charge from a premium is the Net Premium. The Net Premium is credited to the Fixed Account and the Sub-accounts of the Variable Account according to your allocation.

The portion of the Net Premium allocated to the Fixed Account earns interest as described in the Fixed Accumulation Value provision of the policy.

The portion of the Net Premium allocated to a Sub-account is invested at net asset value in shares of a specified mutual fund. As of the Policy Date, the mutual funds in which the Sub-accounts invest are listed on the Policy Data Page. A Sub-account may be added later or deleted according to the "Substitution of Mutual Fund Shares" provision of this policy.

ALLOCATION OF PREMIUMS

The initial allocation of premiums to the Fixed Account and the Sub-accounts of the Variable Account is specified on the application for this policy, and is shown on the Policy Data Page. You may change the allocation at any time by notifying us in writing. Changes will not be effective until the date we receive your notice, and will only affect premiums we receive on or after that date. You may allocate 100% to any account or divide your allocation in whole percentage points totaling 100%.

85-254                                                                         7



AMOUNT AND TIMING OF PREMIUM PAYMENTS

The amount and frequency of premium payments will affect the Accumulation Value, the Cash Surrender Value, and how long the life insurance provided by this policy will remain in force.

After the initial premium you may determine the amount and timing of premium payments, within the following restrictions

1.
We may require proof which satisfies us that the insured is still insurable if any premium, planned or unscheduled, would increase the difference between the Death Benefit and the Accumulation Value

2.
We reserve the right to refuse to accept any premium which would disqualify your policy for favorable tax treatment under the Code. If premiums paid during any Policy Year exceed the maximum permitted under the Code, we will return the excess premiums with interest to you within 60 days after the end of the policy year. However, you have the right to pay the premium required to keep this policy in force to the end of the policy year;

3.
We may refuse to accept any premium less than $25; and

4.
We reserve the right to refuse any premium after the insured's Age 95.

You may pay premiums by sending them to the address shown below. Please include your policy number. The current address for payment is:

ReliaStar Bankers Security Life Insurance Company
P.O. Box 802511
Chicago, Illinois  60680-2511

Upon request, we will send you a receipt signed by one of our officers.

PLANNED PERIODIC PREMIUMS

You may pay planned periodic premiums annually, semi-annually, quarterly, or, if you choose, we can also deduct planned periodic premiums from your bank account monthly. We will notify you of your planned periodic premium at least once a year.

The amount and frequency of the initial planned periodic premiums are shown on the Policy Data Page. You may change the frequency and amount of planned periodic premiums by notifying us in writing of the change. We reserve the right to limit the amount of any increase in planned periodic premiums if such increase would result in planned periodic premiums that are larger than either of 1 or 2, where:

1.

Is the maximum premium we would accept under the terms of the Amount and Timing or Premium Payments provision; and

2.
Is a planned periodic premium which would total more than $50,000 per year.

We may send you periodic premium notices depending on the frequency and method of premium payment you have chosen.

UNSCHEDULED ADDITIONAL PREMIUMS

Premiums, other than planned periodic premiums, may be paid at any time except while this policy is in force as paid-up life insurance. We may limit the number and amount of these additional payments. (See "Amount and Timing of Premium Payments" above.)

DEATH BENEFIT GUARANTEE

The Death Benefit Guarantee Period is shown on the Policy Data Page and begins on the Policy Date. The Death Benefit Guarantee is in effect during the Death Benefit Guarantee Period if, on each Monthly Anniversary since the Policy Date, 1 is equal to or greater than 2, where:

1.
Is the sum of all premiums paid minus any partial withdrawals and any Loan Amount; and

2.
Is the sum of Minimum Monthly Premiums since the Policy Date, including the Minimum Monthly Premium for the current Monthly Anniversary.

5248                                                                           8

DEATH BENEFIT GUARANTEE

If the Death Benefit Guarantee is in effect, we guarantee that we will not lapse your policy, even if the Cash Surrender Value is not sufficient to pay the Monthly Deduction that is due. Although we determine each month whether or not you have made sufficient premium payments to maintain the Death Benefit Guarantee, you do not have to pay premiums monthly.

If, on any Monthly Anniversary you have not made sufficient premium payments to maintain the Death Benefit Guarantee, we will send you notice of the required payment. If we do not receive the required payment within 61 days following the date we mail you written notice, the Death Benefit Guarantee is no longer in effect and cannot be reinstated.

POLICY CHANGES AFFECTING THE MINIMUM MONTHLY PREMIUM

The Minimum Monthly Premium may be affected by requested changes in Face Amount, changes in the Death Benefit Option, and may also be changed when a rider is added or terminated. The new Minimum Monthly Premium will be shown on a new Policy Data Page and applies from the date of the change.

GRACE PERIOD AND POLICY LAPSE

If on any Monthly Anniversary the Death Benefit Guarantee is not in effect and the Cash Surrender Value is less than the Monthly Deduction due, within 30 days we will send you written notice of the payment required to keep this policy in force.

If we do not receive sufficient premium from you within 61 days from the date we send written notice to you, this policy will lapse. Sufficient premium is any premium such that the Net Premium is larger than the sum of 1 + 2, where:

1.
Is the amount by which the Accumulation Value is less than the Surrender Charge as of the beginning of the grace period; and

2.
Is the sum of past due Monthly Deductions.

The grace period begins on the date we send you written notice of the required payment.

If the insured dies during the grace period, we deduct any Loan Amount and any unpaid Monthly Deductions from the proceeds.

If the Death Benefit Guarantee is in effect, we will not lapse the policy.

REINSTATEMENT

Reinstatement means putting a lapsed policy back in force. You may reinstate this policy by written request any time within five years after it has lapsed, unless you surrendered this policy for its Cash Surrender Value.

This policy will be reinstated only as of a Monthly Anniversary. To reinstate this policy and any riders you must:

1.
Submit proof which satisfies us that all insureds are still insurable; and

2.
Pay a premium large enough such that the Net Premium is as large as the sum of the Surrender Charge after reinstatement, plus the Monthly Deductions for the date of reinstatement and the following Monthly Anniversary.

The Surrender Charges after reinstatement will be those in effect on the date of termination, reduced in the same proportion as the Accumulation Value on the date of termination to the Surrender Charge on that date. The Surrender Charge will not be less than zero.

The Accumulation Value on the date of reinstatement will be the amount provided by the Net Premium paid to reinstate this policy. Subsequent Accumulation Values will be calculated as shown in the Accumulation Value provision of this policy.

If you have met the above conditions and the insured dies before the Monthly Anniversary on which the policy would be reinstated, we will pay the Death Benefit as of that Monthly Anniversary.

The Death Benefit Guarantee cannot be reinstated.

85-255                                                                         9

ACCUMULATION VALUE

The Accumulation Value of this policy is equal to the sum of the Fixed Accumulation Value plus the Variable Accumulation Value.

FiXED ACCUMULATION VALUE

The Fixed Accumulation Value on the Policy Date is your Net Premium credited to the Fixed Account on that date minus the Monthly Deduction applicable to the Fixed Accumulation Value for the first policy month.

After the Policy Date, the Fixed Accumulation Value is calculated as 1 + 2 + 3 + 4 - 5 - 6, where:

1.
Is the Fixed Accumulation Value on the preceding Monthly Anniversary, plus interest from the Monthly Anniversary to the date of the calculation;

2.
Is the total of your Net Premiums credited to the Fixed Account since the preceding Monthly Anniversary, plus interest from the date premiums are credited to the date of the calculation;

3.
Is the total of your transfers from the Variable Account to the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of transfer to the date of the calculation;

4.
Is the total of your Loan Amount transferred from the Variable Account since the preceding Monthly Anniversary;

5.
Is the total of your transfers to the Variable Account from the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of transfer to the date of the calculation; and

6.
Is the total of your partial withdrawals from the Fixed Account since the preceding Monthly Anniversary, plus interest from the date of withdrawal to the date of the calculation.

If the date of the calculation is a Monthly Anniversary, we also reduce the Fixed Accumulation Value by the applicable Monthly Deduction for the policy month following the Monthly Anniversary.

INTEREST ON THE FIXED ACCUMULATION VALUE

The interest rate applied in the calculation of the Fixed Accumulation Value will not be less than the Minimum Annual Interest Rate shown on the Policy Data Page. This rate is an effective annual interest rate compounded yearly. Interest in excess of the Minimum Annual Interest Rate may be applied in the calculation of your Fixed Accumulation Value in a manner which our Board of Directors determines. We will credit interest no less frequently than annually.

The interest rate applied to any portion of the Accumulation Value which represents the Loan Amount may be less than the interest rate applied to the rest of the Accumulation Value, but not less than the Minimum Annual Interest Rate. Any interest is nonforfeitable, except as it is subject to the deductions and charges, including surrender charges, stated elsewhere in this policy. Interest credited on the loaned Accumulation Value is credited annually on the Policy Anniversary to the Fixed Account and the Variable Account according to your premium allocation.

VARIABLE ACCUMULATION VALUE

The Variable Accumulation Value is the total of your values in each Sub-account. The value for each Sub-account is equal to 1 multiplied by 2, where:

1.
Is your current number of Accumulation Units; and

2.
Is the current Unit Value.

The Variable Accumulation Value will vary from Valuation Date to Valuation Date reflecting changes in 1 and 2 above.

5249                                                                          10



ACCUMULATION UNITS

When transactions are made which affect the Variable Accumulation Value, dollar amounts are converted to Accumulation Units. The number of Accumulation Units for a transaction is found by dividing the dollar amount of the transaction by the current Unit Value.

The number of Accumulation Units for a Sub-account increases when:

1.
Net Premiums are credited to that Sub-account; or

2.
Transfers from the Fixed Account or other Sub-accounts are credited to that Sub-account.

The number of Accumulation Units for a Sub-account decreases when:

1.
You take out a Policy Loan from that Sub-account;

2.
You take a partial withdrawal from that Sub-account;

3.
We take a portion of the Monthly Deduction from that sub-account; or

4.
Transfers are made from that Sub-account to the Fixed Account or other Sub-accounts.

UNIT VALUE

The Unit Value for a Sub-account on any Valuation Date is equal to the previous Unit Value multiplied by the Net Investment Factor for that Sub-account for the Valuation Period ending on that Valuation Date.

NET INVESTMENT FACTOR

The Net Investment Factor is a number that reflects charges to this policy and the investment performance during a Valuation Period of the mutual fund in which a Sub-account is invested. If the Net Investment Factor is greater than one, the Unit Value is increased. If the Net Investment Factor is less than one, the Unit Value is decreased. The Net Investment Factor for a Sub-account is determined by dividing 1 by 2, ( 1 / 2 ), where:

1.
Is the result of:

a.
The net asset value per share of the mutual fund shares in which the Sub-account invests, determined at the end of the current Valuation Period;

b.
Plus the per share amount of any dividend or capital gain distributions made on the mutual fund shares in which the Sub-account invests during the current Valuation Period; and

c.
Plus or minus a per share charge or credit for any taxes reserved for which we determine to have resulted from the investment operations of the Sub-account and to be applicable to this policy.

2.
Is the result of:

a.
The net asset value per share of the mutual fund shares held in the Sub-account, determined at the end of the last prior Valuation Period; and

b.
Plus or minus a per share charge or credit for any taxes reserved for the last prior Valuation Period which we determine to have resulted from the investment operations of the Sub-account and to be applicable to this policy.

85-256                                                                        11

MONTHLY DEDUCTION

The Monthly Deduction is a charge made monthly against the Accumulation Value. The Monthly Deduction for a policy month will be calculated as 1, plus 2, plus 3, plus 4, plus 5 (1 + 2 + 3 + 4 + 5), where:

1.
Is the cost of any rider benefits, other than any Waiver of Monthly Deduction rider, for the policy month;

2.
Is the cost of insurance for this policy for the policy month;

3.
Is the Monthly Expense Charge for the policy month;

4.
Is the Monthly Mortality and Expense Risk Charge for the policy month; and

5.
Is the cost of any Waiver of Monthly Deduction rider for the policy month.

The Monthly Deduction is deducted from the Fixed Accumulation Value and the Variable Accumulation Value as of the Monthly Anniversary. The amount of the Monthly Deduction we deduct from the Fixed Accumulation Value is 1 multiplied by 2 divided by 3,[((1 x 2) / ]3)), where:

1.
Is the cost of any rider benefits plus the cost of insurance for this policy plus the Monthly Expense Charge, for the policy month;

2.
Is the Fixed Accumulation Value minus the Loan Amount; and

3.
Is the Accumulation Value minus the Loan Amount.

The remainder of the Monthly Deduction is deducted from the Variable Accumulation Value. The portion of the Monthly Deduction we deduct from each Sub-account of the Variable Accumulation Value is the amount of Monthly Deduction deducted from the Variable Accumulation Value times the ratio of the value of each Sub-account to the Variable Accumulation Value.

COST OF INSURANCE

We determine the cost of insurance on a monthly basis. The cost of insurance for a policy month is calculated as 1 multiplied by the result of 2 minus 3 (1 x (2
- 3)), where:

1.
Is the cost of insurance rate as described in the Cost of Insurance Rates provision of this policy;

2.
Is the Death Benefit at the beginning of the policy month, divided by 1.004074; and

3.
Is the Accumulation Value immediately before the Monthly Deduction, minus the cost of any rider benefits other than any Waiver of Monthly Deduction rider, for the month.

The cost of insurance is determined separately for the Initial Face Amount and any increases made later. If the Rate Class for the initial Face Amount is different from that of an increase, the Accumulation Value used in 3 above will be first considered a part of the initial Face Amount. If the Accumulation Value on the Monthly Anniversary exceeds the initial Face Amount, it will be considered to be part of any increase in the Face Amount in order of the increases.

5250                                                                          12



COST OF INSURANCE RATES

The monthly cost of insurance rate for this policy is based on the insured's sex, Issue Age, and Rate Class as shown on the Policy Data Page, and the policy year. If your Death Benefit is a percentage of the accumulation value as described under the definition of "Death Benefit" in Level Amount Option, item 2, or Variable Amount Option, item 2, the Rate Class with the most recent effective date will apply. Issue Age means age last birthday on the effective date of the coverage.

Except for Face Amounts in a rated Rate Class, the cost of insurance rates can never be greater than those shown in the Table of Monthly Guaranteed Cost of Insurance Rates. This table is based on the Commissioners Standard Ordinary Mortality (CSO) Table shown on the Policy Data Page. For Face Amounts in a rated Rate Class, the guaranteed cost of insurance rates are calculated by multiplying the rates shown in the Table of Guaranteed Cost of Insurance Rates by the Rate Class Rating Factor shown on the Policy Data Page. The rates may also be increased by any extra cost of insurance shown on the Policy Data Page.

MONTHLY EXPENSE CHARGE

The Monthly Expense Charge for a policy month will be calculated as 1, plus 2, plus 3, plus 4 (1 + 2 + 3 + 4), where:

1.
Is the Monthly Administrative Charge. The Monthly Administrative Charge is subject to change, but will not exceed the Maximum Monthly Administrative Charge shown on the Policy Data Page. The Monthly Administrative Charge will not exceed the product of $5.00 and the ratio (not to exceed 2.00) of a to b, where:

a.
Is the Consumer Price Index (for all urban households) for the preceding September; and

b.
Is the Consumer Price Index for September 1985.

2.
Is the Death Benefit Guarantee Charge shown on the Policy Data Page;

3.
Is the Monthly Policy Charge. This charge and the Term during which it is applied are shown on the Policy Data Page; and

4.
Is the Monthly Amount Charge. This charge is equal to the Monthly Amount Charge per $1,000, as shown on the Policy Data Page, multiplied by the Face Amount divided by $1,000. This charge applies to the Initial Face Amount and any increases in Face Amount during the Term shown on the Policy Data Page. The Term applies to the Initial Face Amount from the Policy Date and to any increases in Face Amount from the Effective Date of that increase. Any change in Face Amount due solely to a change of Death Benefit Option does not affect the charge.

85-257                                                                        13



MONTHLY MORTALITY AND EXPENSE RISK CHARGE

The Monthly Mortality and Expense Risk Charge for a policy month will be calculated as 1 multiplied by 2, ( 1 x 2 ), where:

1.
Is the Mortality and Expense Risk Charge, which will not exceed the Maximum Mortality and Expense Risk Charge shown on the Policy Data Page, divided by 12; and

2.
Is the Variable Accumulation Value before the Monthly Deduction, minus the portion of the cost of any rider benefits other than any Waiver of Monthly Deduction rider taken from the Variable Accumulation Value, minus the portion of the Cost of Insurance taken from the Variable Accumulation Value, minus the portion of the Monthly Expense Charge taken from the Variable Accumulation Value.

ADJUSTMENTS TO POLICY COST FACTORS

Adjustments to the monthly cost of insurance rate and Monthly Administrative Charge will be by Rate Class and based upon changes in future expectations for mortality, persistency, interest, taxes, and expenses. Any changes to the monthly cost of insurance rate or Monthly Administrative Charge will be made only prospectively, based on future expectations, in accordance with procedures and standards on file with the New York Insurance Department. Changes will not be used to recoup past losses or distribute past gains. The experience underlying the monthly cost of insurance rate will be reviewed at regular intervals, no less often than every five years.

BASIS OF COMPUTATIONS

Where required, a detailed statement of the method of computation of cash values under this policy has been filed with the insurance department of the state in which this policy was delivered. Cash values under this policy are not less than the minimums required by the state in which this policy was delivered.

NONFORFEITURE PROVISIONS

CONTINUATION OF INSURANCE

Even if you do not make additional premium payments your insurance coverage under this policy, and any benefits provided by rider, will stay in force as long as the Cash Surrender Value is large enough to cover the Monthly Deduction. If the Cash Surrender Value is less than the Monthly Deduction due, we will use the Cash Surrender Value to continue the insurance during the grace period.

PAID-UP LIFE INSURANCE

Any time before the insured's Age 95, you may use the Cash Surrender Value to purchase single premium paid-up life insurance.

If the insured is living at Age 95, the Cash Surrender Value of the policy will automatically be used to purchase single premium paid-up life insurance.

Any paid-up life insurance purchased under the terms of this policy will not be larger than the sum of the Cash Value of the paid-up life insurance, plus the Death Benefit of the policy, minus the Accumulation Value of the policy. Any Cash Surrender Value not used to purchase paid-up life insurance will be paid to you in cash.

5251                                                                          14



We base the single premium for paid-up insurance on the insured's sex, age, and rate class(es) at the time this option is exercised, and the single premium life insurance rates in effect at that time. These rates may not exceed the net single premium rates based on the Commissioners Standard Ordinary Mortality
(CSO) Table and the Nonforfeiture Interest Rate, both of which are shown on the Policy Data Page. The Cash Value of the paid-up life insurance is also calculated based on the CSO Table and Nonforfeiture Interest Rate.

To purchase paid-up life insurance, we transfer the Cash Surrender Value of this policy to the Fixed Account. If this policy is in force as paid-up life insurance:

1.
The Accumulation Value provision of this policy no longer applies;

2.
You cannot pay additional premiums;

3.
You cannot make partial withdrawals; and

4.
We do not make any further Monthly Deductions.

TRANSFERS

You may request in writing the transfer of all or part of your Accumulation Value between the Fixed Account and the Sub-accounts of the Variable Account. We only allow 12 transfers in a policy year without any charge. We consider all transfers received in the same request and made on the same Valuation Date as one transfer. We make a transfer on the first Valuation Date after we receive your written request.

We do not make a charge for the first 12 transfers in a policy year. However, we may make a charge for each transfer in excess of the first 12 transfers in a policy year, but the charge may not exceed $25.00. All transfers are also subject to any charges and conditions imposed by the mutual fund whose shares are involved.

TRANSFERS FROM THE FIXED ACCOUNT

To transfer all or part of your Fixed Accumulation Value, you must meet the following conditions:

1.
The request to transfer must be postmarked no more than 30 days before the policy anniversary, and no later than 30 days after the policy anniversary. Only one transfer is allowed during this period;

2.
The Fixed Accumulation Value after the transfer must be at least equal to the Loan Amount;

3.
No more than 50% of the Fixed Accumulation Value (minus any Loan Amount) may be transferred unless the balance, after the transfer, would be less than $1,000. If the balance would fall below $1,000, the full Fixed Accumulation Value (minus any Loan Amount) may be transferred; and

4.
You must transfer at least $500, or the total Fixed Accumulation Value (minus any Loan Amount) if less than $500.

85-264                                                                        15

TRANSFERS FROM A SUB-ACCOUNT

To transfer from a Sub-account, Accumulation Units are redeemed on the next Valuation Date after we receive your request and their value is reinvested in other Sub-accounts, or the Fixed Account, as directed in your request. We will effect transfers and determine all values in connection with transfers at the end of the Valuation Period during which we receive your request, except as otherwise specified for the Dollar Cost Averaging or Portfolio Rebalancing services. With respect to future Net Premium payments, however, your current premium allocation will remain in effect unless you have requested the Portfolio Rebalancing Service, or you are transferring all of the Variable Accumulation Value from the Variable Account to the Fixed Account in exercise of conversion rights.

DOLLAR COST AVERAGING SERVICE

You may request this service if your Face Amount is at least $100,000 and either your Accumulation Value, less any Loan Amount, is at least $5,000 or your initial premium is at least $5,000. If you request this service in writing, we will make specific periodic transfers of a fixed dollar amount from any of the

Sub-accounts to one or more of the Sub-accounts or to the Fixed Account. No transfers from the Fixed Account are permitted under this service. Transfers of this type may be made on a monthly, quarterly, semi-annual, or annual basis. We make no guarantees that Dollar Cost Averaging will result in a profit or protect against loss.

The Dollar Cost Averaging service will be discontinued immediately:

1.
If you make a written request to discontinue this service;

2.
On receipt of any request to begin a Portfolio Rebalancing service;

3.
If the policy is in the grace period on any date when Dollar Cost Averaging transfers are scheduled;

4.
If the specified transfer amount from any Sub-account is more than the Accumulation Value in that Sub-account; or

5.
Thirty-six months after the Dollar Cost Averaging start date.

We reserve the right to discontinue, modify, or suspend this service. Any such modification or discontinuation would not affect any Dollar Cost Averaging service requests already commenced.

PORTFOLIO REBALANCING SERVICE

You may request this service if your Face Amount is at least $200,000 and your Accumulation Value, less any Loan Amount, is at least $10,000. If you request this service in writing, we will make periodic transfers to maintain your specified percentage allocation of Accumulation Value, less any loan Amount, among the Sub-accounts of the Variable Account and the Fixed Account. Your allocation of future Net Premium payments will also be changed to be equal to this specified percentage allocation. Transfers made under this service may be made on a quarterly, semi-annual, or annual basis.

The Portfolio Rebalancing service will be discontinued immediately:

1.
If you make a written requst to discontinue this service;

2.

On receipt of any request to change the allocation of premiums to the Fixed Account and Sub-account of the Variable Account;

5258                                                                          16

3.
On receipt of any request to begin a Dollar Cost Averaging service;

4.
On receipt of any request to transfer Accumulation Value among the Fixed Account or Sub-accounts;

5.
If the policy is in the grace period; or

6.
The Accumulation Value, less any Loan Amount, is less than $7,500 on any Valuation Date when Portfolio Rebalancing transfers are scheduled.

We reserve the right to discontinue, modify, or suspend this service. Any such modification or discontinuation could affect Portfolio Rebalancing services currently in effect, but only after 30 days notice to you.

CASH VALUE, CASH SURRENDER VALUE, TOTAL SURRENDER, AND PARTIAL WITHDRAWAL
BENEFITS

CASH VALUE

The Cash Value of this policy is the Accumulation Value minus any Surrender Charge.

The Cash Value is never less than zero.

CASH SURRENDER VALUE

The Cash Surrender Value of this policy is the Cash Value minus the Loan Amount and any unpaid Monthly Deductions.

SURRENDER CHARGE

We make a Surrender Charge if you surrender this policy or it lapses. The Surrender Charge is the Maximum Surrender Charge minus the Premium Related Surrender Charge Reduction. The Surrender Charge is not less than zero.

INITIAL FACE AMOUNT

The Maximum Surrender Charge applicable to the Initial Fact Amount depends on the Initial Face Amount and the insured's sex, Issue Age, and Rate Class. The amount and duration of the Unadjusted Surrender Charge applicable to the Initial Face Amount is shown on the Policy Data Page.

Whenever the total premiums paid are less than the Surrender Charge Whole Life Premium shown on the Policy Data Page, the Surrender Charge applicable to the Initial Face Amount will be reduced by the Premium Related Surrender Charge Reduction. The Premium Related Surrender Charge Reduction is calculated as 1 multiplied by the result of 2 minus 3 (1 x (2 - 3)), where:

1.
Is the Surrender Charge Reduction Factor shown on the Policy Data Page;

2.
Is the Surrender Charge Whole Life Premium shown on the Policy Data Page; and

3.
Is the total premiums paid.

REQUESTED CHANGES IN FACE AMOUNT

Additional Surrender Charges will apply to any approved increase in Face Amount, including Face Amount increases resulting from the Insured's Cost of Living Rider, if included with the policy. The additional Surrender Charge depends on the amount of the increase in Face Amount and the insured's sex, age, and Rate Class on the effective date of the increase. We will send you written notice of the amount and duration of the additional Surrender Charge. No Premium Related Surrender Charge Reductions are made for additional Surrender Charges applicable to increases in Face Amount.

If Surrender Charges are shown on an annual basis, they grade uniformly by policy month between the consecutive years shown.

Any increases or decreases in Face Amount resulting from changes in the Death Benefit Option, and any requested decreases in Face Amount, do not affect the Surrender Charges.

85-258                                                                        17

TOTAL SURRENDER

You may surrender this policy for its Cash Surrender Value by sending us a written request.

PARTIAL WITHDRAWAL

After the first policy year, you may withdraw part of your Cash Surrender Value by sending us a written request. The amount of any partial withdrawal must be at least equal to $500.00. The maximum partial withdrawal equals the Cash Surrender Value multiplied by the Percent of Partial Withdrawal shown on the Policy Data Page. Only one partial withdrawal is allowed in any policy year. We may make a charge for each partial withdrawal, but the charge will not exceed $25.00.

Unless you specify, we make partial withdrawals from the Fixed Accumulation Value and the Variable Accumulation Value on a proportionate basis. For the purpose of calculating the proportion, the Loan Amount is subtracted from the Fixed Accumulation Value. We make partial withdrawals from a Sub-account by the automatic surrender of Accumulation Units.

THE EFFECT OF PARTIAL WITHDRAWALS

The Accumulation Value will be reduced by the amount of any partial withdrawal. The Death Benefit will also be reduced by the amount of the withdrawal, or, if the Death Benefit is based on the corridor percentage of Accumulation Value, by an amount equal to the corridor percentage times the amount of the withdrawal.

The Face Amount will be reduced by the amount of the partial withdrawal if Option A (Level Amount Option) is in effect. We do not allow a withdrawal if the Face Amount after a partial withdrawal would be less than the Minimum Face Amount shown on the Policy Data Page. If more than one Premium Class applies to the current Face Amount, for the purpose of determining the cost of insurance, the Face Amount will be reduced in the following order:

1.
The Face Amount provided by the most recent increase;

2.
The next most recent increases successively; and

3.
The initial Face Amount.

If Death Benefit Option B (Variable Amount Option) is in effect, a partial withdrawal does not affect the Face Amount.

A partial withdrawal may cause the Death Benefit Guarantee to terminate. The amount of the partial withdrawal is deducted from the total premium paid in calculating whether sufficient premiums have been paid to maintain the Death Benefit Guarantee.

POLICY LOANS

After the first policy year, if this policy has a Loan Value, you may take out a loan from us by written request. We use this policy as security for the loan. Each loan must be at least $500.

We will not lend you more than the Loan Value. The Loan Value is 1, minus 2, (1
- 2), where:

1.
Is the Cash Value; and

2.
Is the existing Loan Amount.

When we make a policy loan, the amount of the policy loan will be segregated within the Fixed Accumulation Value of your policy as security for the loan. Unless you specify, amounts held as security for the loan will come from the Fixed Accumulation Value and the Variable Accumulation Value on a proportionate basis. For the purpose of determining the proportion, we subtract any existing Loan Amount from the Fixed Accumulation Value.

Amounts equal to the portion of the policy loans coming from the Sub-accounts of the Variable Account are transferred to the Fixed Account, reducing the Variable Accumulation Value. These transfers are not treated as transfers for the purpose of the transfer charge or the limit on the number of transfers in a policy year.

5252                                                                          18

EFFECT OF THE POLICY LOANS

If not repaid, we deduct any unpaid policy loans before paying the proceeds. If, at any time, the Loan Amount exceeds the Cash Value the grace period goes into effect and we may lapse this policy. A loan may cause the Death Benefit Guarantee to terminate. The Loan Amount is deducted from the total premiums paid in calculating whether you have paid premiums sufficient to maintain the Death Benefit Guarantee.

LOAN INTEREST

We charge interest on the Loan Amount at the Loan Interest Rate shown on the Policy Data Page. After the tenth policy year, we charge interest at the Preferred Loan Interest Rate shown on the Policy Data Page on the portion of your Loan Amount that is not greater than the result of ( 1 - 2 + 3 ), where:

1.
Is the Accumulation Value;

2.
Is the sum of all premiums paid; and

3.
Is the sum of all partial withdrawals.

This result is called the Preferred Loan Amount.

The Preferred Loan Amount is calculated on the date of any loan and on each policy anniversary thereafter. Policy loan repayments received will be applied first to reduce the portion of your policy loan that is not the Preferred Loan Amount, and then to reduce the Preferred Loan Amount.

On the date of any policy loan, interest is due in advance for the remainder of the policy year. On each policy anniversary thereafter, interest is due in advance for the next full policy year. Any unpaid interest is added to the Loan Amount, and we charge interest on it. If, on any Monthly Anniversary, the Loan Amount exceeds the Cash Value, we will notify you within 30 days. If we do not receive sufficient payment within 61 days from the date we send notice to you, the policy will lapse.

REPAYMENT

You may repay all or part of any policy loan during the insured's lifetime. If not repaid during the insured's lifetime, we deduct the Loan Amount from the proceeds. We generally consider any payment we receive, planned or unscheduled, as a premium payment subject to a Premium Expense Charge. Therefore, when you make a payment on a policy loan, to avoid a Premium Expense Charge, you must tell us that you are making a loan repayment. We reserve the right to treat a loan payment as a premium payment if doing so will:

1.
Prevent this policy from lapsing; or

2.
Prevent borrowing from this policy to pay premiums.

Loan repayments reduce the Loan Amount. We will transfer from the Fixed Account to each Sub-account of the Variable Account, 1 multplied by 2 ( 1 x 2 ), where:

1.
Is the amount of the loan repayment; and

2.
Is the current proportion used to allocate premiums to that Sub-account.

These transfers are not treated as transfers for the purpose of the transfer charge or the limit on the number of transfers in a policy year.

DELAY OF PAYMENT ON SURRENDER, PARTIAL WITHDRAWALS AND LOANS

The amount surrendered, withdrawn, or loaned will normally be paid to you within 7 days of:
1.
Receipt of your written request; and

2.
Receipt of your policy, if required.

85-259                                                                        19



We may delay making the payment when we are not able to determine the Variable Accumulation Value because:

1.
The New York Stock Exchange is closed for trading; or

2.
The Securities and Exchange Commission determines that a state of emergency exists.

We have the right to delay making a surrender, partial withdrawal, or loan from the Fixed Account for up to six months from the date we receive your request. If we delay payment for 10 working days or more, we pay interest at the same rate we are currently paying on proceeds at death from the date of the surrender, partial withdrawal, or loan request to the date of payment.

BENEFICIARY

The beneficiary is named to receive the proceeds to be paid at the insured's death. You may name one or more beneficiaries on the application. Later, you may name, add, or change beneficiaries by written request as described below. You may also choose to name a beneficiary whom you cannot change without his or her consent. This is an irrevocable beneficiary.

NAMING, ADDING, OR CHANGING BENEFICIARIES

You can name, add, or change beneficiaries by written request if all of these are true:

1.
This policy is in force;

2.
The insured is alive; and

3.
We have the written consent of all irrevocable beneficiaries.

A change will take effect as of the date it is signed but will not affect any payment we make or action we take before receiving your request.

PAYING PROCEEDS

We pay death proceeds in the following order:

1.
Collateral assignees, if any, have first priority;

2.
The beneficiary, if any, receives any proceeds that remain. If there is more than one beneficiary, each receives an equal share, unless you have requested another method in writing. Unless otherwise proviced, to receive proceeds, a beneficiary must be living on the 10th day after the insured's death; then

3.
If there are no beneficiaries, you receive any proceeds that remain.

CONTROL OF POLICY

OWNERSHIP

As owner, you have the rights and duties outlined in this policy. However, we need the written consent of all irrevocable beneficiaries and collateral assignees, if you wish to:

1.
Surrender this policy or make a partial withdrawal;

2.
Take out a policy loan;

3.
Change the policy to paid-up life insurance;

4.
Change the owner;

5.
Name or change a contingent owner;

6.
Add a Children's Insurance Rider;

7.
Add an Additional Insured Rider;

8.
Add a Term Insurance Rider;

9.
Change the Face Amount; or

10.
Change the Death Benefit Option.

5253                                                                          20

CONTROL OF POLICY

We need the written consent of all irrevocable beneficiaries, if you wish to:

1.
Change a beneficiary;

2.
Choose or change a Settlement Option; or

3.
Assign this policy or any of its benefits as collateral.

Your rights, as outlined in this policy, end at the insured's death.

COLLATERAL ASSIGNMENT

You may assign the benefits of this policy as collateral for a debt. This limits your rights to the Cash Surrender Value and the beneficiary's rights to the proceeds. A collateral assignment does not change the owner.
A collateral assignee does not have ownership rights.

An assignment is not binding on us until we receive written notice of it. We assume no responsibility as to the validity of any assignment. When we pay proceeds, we may rely on what the collateral assignee states as the debt due.

CHANGING OWNERSHIP

You can change the owner of this policy by sending us a written request. This is called an "absolute assignment." You transfer all your rights and duties as owner to a new owner. The new owner can then make any change the policy allows.

You can also name a contingent owner who will own this policy at your death. You may name, change, or withdraw a contingent owner by sending us a written request.

An absolute assignment or contingent owner request:

1.
Does not change the coverage or the beneficiary;

2.
Applies only if we receive your request;

3.
Takes effect from the date signed;

4.
Does not affect any payment we make or action we take before receiving your request; and

5.
Is not a collateral assignment.

SETTLEMENT OPTIONS

Settlement Options are ways of paying the proceeds of this policy. These options apply to:

1.

Payment of proceeds at death; and

2.
Proceeds payable upon full surrender of this policy for its Cash Surrender
Value.

Proceeds applied under a settlement option no longer earn interest at the rate applied to the Fixed Account or participate in the investment experience of the Variable Account.

CHOOSING OPTIONS

Settlement Options are chosen or withdrawn by making a written agreement with us or by sending us written notice. Our approval is needed for an option to be chosen or withdrawn. Before the insured's death, only you can choose or withdraw an option. After the insured's death, a beneficiary may choose an option depending on prior restrictions made by you or a collateral assignee. A change of beneficiary or owner withdraws all chosen options; you must choose again any options you want.

We issue a supplemental contract for proceeds applied under any option. We need not accept an option where less than $2,500 will be applied for each payee. In this case, we may pay a payee's proceeds in one sum. Under an installment option, each payment must be at least $25. If needed, we may increase the time between payments to three months, six months, or a year to make each payment at least $25.

85-260                                                                        21

SETTLEMENT OPTIONS

PAYING PROCEEDS

We pay proceeds to a payee. A payee is one to whom we may pay part or all of the proceeds or interest. The primary payee is the first person to whom benefits are payable. If the primary payee dies before we have made all payments under Options 2, 3, or 4, we pay the remaining payments to any contingent payee. We pay the proceeds in one sum, unless one or more of the following options are requested and we agree to it. We will also use any other method of payment that is acceptable to you and to us.

Under Options 2, 3, 4, and 5, we pay the first installment as of the date we issue a supplemental contract to pay the proceeds.

Under Option 6, we pay the first installment at the end of the interval it applies to.

OPTION 1

The proceeds are left with us to earn interest. The withdrawal rights, the length of time we will hold the proceeds, and any future change of option are subject to our approval. Interest is guaranteed to be at least 3.5% per year.

OPTION 2

We pay the proceeds with interest in equal installments for the amount you choose at equal intervals until the proceeds and interest are all paid. The interval you choose may be a month, 3 months, 6 months, or a year. The amount chosen for each installment must be such that the total installments payable in any 12 months is at least 7% of the total amount of the proceeds. The last installment will be for the remaining proceeds and interest, and might not be equal to the other installments. Interest is guaranteed to be at least 3.5% per year.

OPTION 3

We pay the proceeds in equal installments at equal intervals for the number of years you choose. The interval may be a month, three months, six months, or a year. Use the Option 3 Table to determine the amount of each installment. If you ask, we will tell you the payment amounts for numbers of years or intervals not shown. The Option 3 Table is computed assuming 3.5% interest per year. Interest is guaranteed to be at least 3.5% per year.

OPTION 3 TABLE

Number of                  Monthly Payments
Years                      Per $1000
                           of Proceeds
 5                         $18.12
10                         $ 9.83
15                         $ 7.10
20                         $ 5.75
25                         $ 4.96

OPTION 4

The proceeds are used to provide an annuity with 60, 120, 180, or 240 months "certain". This means that we continue paying the primary payee, the first person to whom benefits are payable, in equal monthly installments for as long as the primary payee lives with a number of months "certain". "Certain" means that we make payments for at least as long as the period you choose (either 60, 120, 180, or 240 months), no matter when the primary payee dies. If the primary payee dies before the "certain" period ends, the remaining payments are payable to the contingent payee.

We compute the installments using the calendar year in which the proceeds are applied and the payee's sex and age at that time. We require written proof of the payee's sex and age. If you ask, we will tell you payment amounts for this option. The amounts of the installments are computed using the 1983 Table a with Projection Scale G and interest at 3.5% per year.

5254                                                                          22

OPTION 5

The proceeds are used to provide a "joint and two-thirds to survivor" life income for two payees. We make monthly payments jointly to the two payees as long as they both live. When one payee dies, the other receives two-thirds of the amount of the joint monthly payment for life. Payments stop when both payees have died. We compute the payment amounts using the calendar year in which the proceeds are applied and the payees' sexes and ages when the proceeds are applied. We require written proof of the payee's ages. If you ask, we will tell you any of these amounts. The amounts of the monthly payments are computed using the 1983 Table a with Projection Scale G and interest at 3.5% per year.

OPTION 6 (ANNUITY OPTION)

The proceeds are used to provide an annuity. Each annuity installment is 103% of the payment that we would make if the payee had used the proceeds to buy a similar, nonparticipating, single premium immediate annuity at our rates on the date the proceeds are applied. We pay these installments at the end of the interval to which they apply. We will not apply this option if a similar option would be more favorable to the payee when proceeds are applied.

DEATH OF PAYEE

Unless we have agreed otherwise, if a payee dies after we have paid or credited proceeds under Option 1, we will pay the proceeds and any unpaid interest in one sum to the payee's estate. Unless we have agreed otherwise, if a payee dies after we have paid or credited proceeds under Options 2, 3, or 4, we will pay the remaining payments to any contingent payees. If there are no contingent payees, we pay the following amounts to the primary payee's estate.

1.
Under Option 2, we will pay any unpaid sum left with us plus any unpaid interest on that sum.

2.

Under Option 3, we will pay the commuted value (based on interest at an effective annual rate of 3-1/2%) of any unpaid installments.

3.
Under Option 4, we will pay the commuted value (based on interest at an effective annual rate of 3-1/2%) of any unpaid installments remaining in the "certain" period.

PROTECTION OF PROCEEDS

Unless we agree to it, a payee may not do any of the following:

1.
Withdraw any part of the proceeds or interest;

2.
Change the fixed payment intervals or the length of the payment period;

3.
Change the settlement option;

4.
Change the amount of payment;

5.
Surrender the supplemental contract for cash;

6.
Borrow against the supplemental contract; or

7.
Assign the supplemental contract.

If the payee chooses Options 1, 2, or 3, the payee may change the option and transfer the funds that remain to a new option. This applies unless prevented by a written agreement with us.

A payee's creditors may not claim any of the proceeds or interest. This provision applies unless altered by federal or state law.

INTEREST ON SETTLEMENT OPTIONS

We base the interest rate for proceeds applied under Options 1 and 2 on the interest rate we declare on funds that we consider to be in the same classification based on the option, restrictions on withdrawal, and other factors. The interest rate will never be less than an effective annual rate of 3-1/2%.

In determining amounts to be paid under Options 3 and 4, we assume interest at an effective annual rate of 3-1/2%. Also, for Option 3 and "certain" periods under Option 4, we credit any excess interest we may declare on funds that we consider to be in the same classification based on the option, restrictions on withdrawal, and other factors.

GENERAL PROVISIONS

VOTING OF MUTUAL FUND SHARES

While this policy is in force, you have the right to instruct us how to vote the mutual fund shares attributable to this policy. All fund proxy material and forms used to give voting instructions will be sent to persons having voting interests.

We will vote the mutual fund shares held in Sub-accounts according to the instructions received, as long as:

1.
The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940; and

2.
The assets of the Variable Account are allocated to Sub-accounts that are invested in mutual funds shares.

We may vote the mutual fund shares held in the Sub-accounts at our discretion if we determine that, because of applicable law or regulation, we do not have to vote the mutual fund shares according to the voting instructions received.

If we do not receive timely voting instructions from you, we will vote the applicable mutual fund shares in proportion to the instructions which are received with respect to the other policies providing benefits related to the applicable Sub-account.

The persons entitled to give voting instructions and the number of votes affected by their instructions will be determined as of a record date selected by us, not more than 90 days before the meeting of the applicable mutual fund.

This policy does not give you the right to vote at meetings of our stockholders and/or policyholders.

5255                                                                          24

SUBSTITUTION OF MUTUAL FUND SHARES

We reserve the right, if permitted by law and subject to the approval of the Superintendent, to:

1.
Create new variable accounts;

2.
Combine variable accounts, including the ReliaStar Bankers Security Variable Life Separate Account I;

3.
Remove, add, or combine Sub-accounts and make the new Sub-accounts available to you at our discretion;

4.
Substitute shares of other investment funds or series thereof for those of the investment funds and series made available under the policy;

5.
Transfer assets of the ReliaStar Bankers Security Variable Life Separate Account I, which we determine to be associated with the class of contracts to which this policy belongs, to another variable account. (If this type of transfer is made, the term "ReliaStar Bankers Security Variable Life Separate Account I" as used in this poicy will then mean the variable account to which the assets were transferred.);

6.
Deregister the ReliaStar Bankers Security Variable Life Separate Account I under the Investment Company Act of 1940 if registration is no longer required;


7.
Make any changes required by the Investment Company Act of 1940;

8.
Operate the ReliaStar Bankers Security Variable Life Separate Account I as a managed company under the Investment Company Act of 1940 or any other form permitted by law; and

9.
Restrict or eliminate any voting privileges you or other persons may have as to the ReliaStar Bankers Security Variable Life Separate Account I.

PAYMENT OF PROCEEDS

We pay all proceeds of this policy when we receive the policy and proof of death. We make payments under Settlement Options 4, 5, and 6 only to a natural person in that person's own right. We adjust the proceeds payable on the death of the insured as follows:

1.
We refund any policy loan interest charged but not earned;

2.
We deduct any Loan Amount; and

3.
We deduct any unpaid Monthly Deductions due on or before the insured's death.

As of the date of death, the proceeds no longer earn interest at the rate applied to the Fixed Account or participate in the investment experience of the Variable Account. If payment is delayed more than 30 days, we pay interest on the proceeds at death for the time between the insured's death and the earlier of the following:

1.
The date we pay proceeds; or

2.
The date we issue a supplemental contract.

Interest on these funds will be the current interest rate being credited on the interest only settlement option (Option 1), but it will never be less than an effective annual rate of 3.5%.

BENEFITS AT AGE 95

If the insured is living at Age 95, the Cash Surrender Value will automatically be used to purchase single premium paid-up insurance. Any paid-up life insurance purchased under the terms of this policy will not be larger than the sum of the Cash Value of the paid-up life insurance, plus the Death Beneift of the policy, minus the Accumulation Value of the policy.

85-262                                                                        25

INCONTESTABILITY

This policy has a two-year contestable period running from the Issue Date shown on the Policy Data Page. During this period we could ask for information that could lead us to contesting this policy or refusing to pay its benefits. After this policy has been in force during the insured's lifetime for two years from the Issue Date, we cannot claim your policy is void or refuse to pay any proceeds unless the policy has lapsed.

If you make a Face Amount increase or premium payment which requires proof of insurability, the corresponding Death Benefit increase has its own two-year contestable period measured from the date of the increase in Death Benefit.

If this policy is reinstated, this provision will be measured from the date of reinstatement.

AGE AND SEX

If the insured's age or sex is misstated, the Death Benefit will be the amount that the most recent cost of insurance would purchase using the current cost of insurance rate for the correct age and sex.

SUICIDE

If the insured commits suicide within two years of the Issue Date, we do not pay the Death Benefit. Instead, we refund all premiums paid on this policy and any attached riders, minus any Loan Amounts and partial withdrawals.

If you make a Face Amount increase or premium payment which requires proof of insurability, the corresponding Death Benefit increase has its own two-year suicide limitation for the proceeds associated with that increase. If the insured commits suicide within two years of the effective date of the increase, we pay the Death Benefit prior to the increase and refund the cost of insurance for that increase.

TERMINATION

This policy terminates when any of the following occur:

1.
The required payment is not paid by the end of the grace period;

2.
The insured dies;

3.
The policy is surrendered for its full Cash Surrender Value; or

4.

The policy is amended according to the Amendment provision of this policy and you do not accept the amendment.

If we make a Monthly Deduction from the Accumulation Value after this policy terminates, the deduction is not considered a reinstatement of the policy or a waiver of the termination.

CONVERSION RIGHT

During the first two policy years and the first 24 months following the effective date of an increase in Face Amount, you may, by written request, convert this policy without evidence of insurability to a policy in which the benefits do not vary with the investment performance of the Variable Account. This conversion is done by transferring all or part of your Variable Accumulation Value to your Fixed Accumulation Value. You must tell us you are exercising your conversion rights when requesting the transfer. We will then waive the transfer charge and that transfer is not counted against the limit on the number of transfers in a policy year. You are allowed only one such transfer in each of these 24-month periods.

5256                                                                          26

Also, in the event of a material change in the investment policy of any Sub-account of the Variable Account, you may, by written request convert this policy to a policy in which the benefits do not vary with the investment performance of the Variable Account. This conversion is done by transferring all or part of your Variable Accumulation Value to your Fixed Accumulation Value. You must tell us you are exercising your conversion rights when requesting the transfer. We will then waive the transfer charge and that transfer is not counted against the limit on the number of transfers in a policy year. The option to convert is exercisable within 60 days after the effective date of such change in the investment policy or your receipt of the notice of the change in investment policy, whichever is later.

If you exercise this conversion right, we will automatically credit all future premium payments to the Fixed Account, until you specify a change in allocation. At the time of the transfer, there is no effect on the policy's Death Benefit, Accumulation Value, Face Amount, net amount at risk, Rate Class, or Issue Age.

ANNUAL STATEMENT

Each year we will send you an annual statement, free of charge, showing the following:

1.
Face Amount;

2.
Cash Surrender Values;

3.
Accumulation Values;

4.
Premiums paid;

5.
Planned periodic premiums;

6.
Interest credits;

7.
Death Benefit;

8.
Loan Amounts;

9.
Partial withdrawals;

10.
Transfers; and

11.
Charges since the last statement.

We will make a charge not to exceed $50 for any additional statements you request.

PROJECTION REPORT

If you ask, we will provide a report projecting future results. The report will be based on the following:

1.
The Death Benefit Option you specify;

2.
Planned periodic premiums you specify;

3.

The Accumulation Value at the end of the prior policy year; and

4.
Any other assumptions specified by you or us, subject to any limitations imposed by the Securities and Exchange Commission.

We will make a charge not to exceed $50 for each Projection Report you request.

NONPARTICIPATING

This contract does not entitle you to participate in our surplus.

85-263                                                                        27

AMENDMENT

We reserve the right to amend this policy, subject to the approval of the Insurance Department, to include any future changes relating to the following:

1.
Any Securities and Exchange Commission rulings and regulations;

2.
This policy's qualification for treatment as a Life Insurance policy under the following:

- The Code;

- Internal Revenue Service rulings and regulations; and

- Any requirements imposed by the Internal Revenue Service.

We will send you a copy of any amendments promptly.

DISCLAIMER

We are not liable for any tax or tax penalty you owe resulting from failure to comply with the requirements of the Code, regulations and rulings imposed on this policy.

5257                                                                          28

ADDITIONAL INSURED RIDER (AIR)

This rider is a part of the base policy whose number is shown below. If not shown below, the Base Policy Number is shown on the Policy Data Page.

RIDER DATA

BASE POLICY NUMBER

DEFINITIONS

THE ADDITIONAL INSURED

The person insured under this rider. The Additional Insured is shown on the Policy Data Page.

THE INSURED

The person insured under the base policy.

YOU, YOUR

The current owner of the base policy.

WE, US, OUR

ReliaStar Bankers Security Life Insurance Company at our Home Office in Woodbury, New York.

WRITTEN, IN WRITING

A written request or notice, signed and dated, and received at our Home Office, in a form we accept. You may get forms for this purpose from us.

BENEFITS

When we have written proof that the Additional Insured died while this rider was in force, we will pay the AIR Face Amount then in force.

While the Additional Insured is living, you may choose to have the proceeds applied under any base policy settlement option. After the Additional Insured's death, a beneficiary may choose to have the proceeds applied under any base policy settlement option, depending on any prior restrictions made by you and agreed to by us.

BENEFICIARY

The beneficiary is named to receive the proceeds to be paid at the Additional Insured's death. You may name one or more beneficiaries on the application. Later, you may name, add or change beneficiaries by written request if all of these are true:

1.
The base policy is in force;

2.
This rider is in force;

3.
The Additional Insured is alive; and

4.
We have the written consent of all irrevocable beneficiaries of this rider.

A change of beneficiary will take effect as of the date it is signed but will not affect any payment we make or action we take before receiving your notice.

When you name, add, or change a beneficiary, we will assume that this applies to the base policy unless you tell us that it applies to the Additional Insured Rider. If you assign the benefits of this rider as collateral for a debt, this limits the beneficiary's rights to the proceeds.

[GRAPHICS OMITTED]

RELIASTAR BANKERS SECURITY
LIFE INSURANCE COMPANY

1000 Woodbury Road, Suite 102
P.O. Box 9004
Woodbury, New York  11797

Executed at our Home Office
----------------------------------------------------------
John H. Flittie...                  President
----------------------------------------------------------

/s/ John H. Flittie

----------------------------------------------------------
Susan M. Bergen...                  Secretary
----------------------------------------------------------
/s/ Susan M. Bergen

85-269                                                                         1

COST OF INSURANCE AND MONTHLY AMOUNT CHARGES

The total monthly deduction for this rider includes the sum of 1 plus 2, where:

1.
Is the Monthly Amount Charge per $1,000 (shown on the Policy Data Page) multiplied by the AIR Face Amount divided by $1,000.

This charge applies to the Initial AIR Face Amount and to any increases in AIR Face Amount during the Term shown on the Policy Data Page. The Term applies to the Initial Face Amount from the Policy Date of the policy and to any increases in Face Amount from the Effective Date of that increase.

2.
Is the AIR Face Amount times the monthly cost of insurance rate described below.

COST OF INSURANCE RATES

The monthly cost of insurance rate is based on the Additional Insured's sex, issue age, and Rate Class as shown on the Policy Data Page, and the policy year of the rider. Issue age means age last birthday on the Rider Effective Date. Policy years of the rider are measured from the Rider Effective Date.

Adjustments to the monthly cost of insurance rate will be by Rate Class and based upon changes in future expectations for mortality, persistency, interest, taxes, and expenses. Any changes to the monthly cost of insurance rate will be made only prospectively, based on future expectations, in accordance with procedures and standards on file with the New York Insurance Department. Changes will not be used to recoup past losses or distribute past gains. The experience underlying the monthly cost of insurance rate will be reviewed at regular intervals, no less often than every five years.

Except for Face Amounts in a rated Rate Class the cost of insurance rates can never be greater than the rates shown in the Table of Monthly Guaranteed Cost of Insurance Rates shown on the Policy Data Page. For those in a rated Rate Class, the cost of insurance rates are calculated by multiplying the rates shown in the Table of Monthly

Guaranteed Cost of Insurance Rates by the Rate Class Rating Factor shown on the Policy Data Page. The rates may also be increased by any extra cost of insurance rates shown on the Policy Data Page.

PAYING PROCEEDS

We pay proceeds in the following order:

1.
Collateral assignees, if any, have first priority;

2.
The beneficiary, if any, receives any proceeds that remain. If there is more than one beneficiary, each receives an equal share, unless you have requested another method in writing. Unless otherwise provided, to receive proceeds, a beneficiary must be living on the 10th day after the Additional Insured's death; then

3.
If there are no beneficiaries, you receive any proceeds that remain.

5263                                                                           2

CONVERSION

The insurance on the life of the Additional Insured may be converted to a new individual life insurance policy without proof of insurability. This rider may be converted only:

1.
While the Additional Insured is alive;

2.
While this rider is in force;

3.
Before the Additional Insured reaches age 75; and

4.
While the base policy is in force or within 31 days of the insured's death.

Application for conversion must be in writing. Only you may apply. But if the insured has died, only the Additional Insured may apply. We may require that you send us the base policy and this rider so that we can endorse them.

THE NEW POLICY

The amount of the new policy may be for an amount up to the AIR Face Amount in force at the time of the conversion. The date of the new policy will be the date of the conversion. The new policy, which will be in the same Rate Class as this rider, can be on any of our plans in use at the time of the conversion that:

1.
We would normally issue;

2.
Provide for a level amount of insurance with level premiums;

3.
Have level premiums that are at least equal to those of the whole life plan we offer that has the lowest level premiums;

4.
Do not participate in our surplus; and

5.
Do not contain any benefits or rights involving a greater aggregate risk, relative to premium, than is insured under this policy. However, the new policy may contain a disability waiver benefit provision on the Additional Insured if you give us written proof of the Additional Insured's insurability.

TERMINATION

This rider ends:

1.
On the Rider Expiry Date shown on the Policy Data Page;

2.
If this rider is converted;

3.
If the base policy is surrendered or ends, other than at the insured's death;

4.
31 days after the insured's death. During this 31 days we do not charge you for the continued coverage;

5.
If you ask us in writing to end this rider. In this case, we may ask that you return the policy and this rider so that we can endorse them. This rider will end on the first Monthly Anniversary Date after we receive your written request to end this rider; or

6.
If the Cash Surrender Value of the base policy is used to purchase paid-up insurance.

After this rider ends, we are not liable for its benefits, even if we have included the cost of insurance and monthly amount charges for this rider in the total monthly deduction for the base policy. We will refund any such amounts that we deduct after this rider ends.

85-270                                                                         3

REINSTATEMENT

If this rider and the base policy lapse, you can reinstate this rider if:

1.
This rider was in effect when the base policy lapsed;

2.
This rider would otherwise not have expired during the time it was lapsed;  and

3.
You reinstate the base policy.

To reinstate this rider, you must do both of the following:

1.
Give us proof of insurability for the Additional Insured; and

2.
Pay a premium large enough such that the Net Premium is as large as the sum of the Surrender Charge after reinstatement, plus the Monthly Deductions for the date of reinstatement and the following Monthly Anniversary.

The base policy may be reinstated without this rider, in which case proof and payment for this rider are not needed.

AGE AND SEX

If the Additional Insured's age or sex is misstated, the Death Benefit will be the amount that the most recent cost of insurance would purchase using the current cost of insurance rates for the correct age and sex.

SUICIDE

The Suicide provision of the base policy is changed to also apply to the Additional Insured from the Rider Issue Date in the same way that it applies to the insured from the policy's Issue Date. The Suicide provision of the base policy also applies in this way to any increases in the AIR Face Amount for which we require evidence of insurability from the effective date of each increase.

INCONTESTABILITY

This rider has a 2-year contestable period running from the Rider Issue Date. During this period, we may ask for information that could lead to our contesting this rider or refusing to pay its benefits. After this rider has been in force during the Additional Insured's lifetime for 2 years from the Rider Issue Date, we cannot claim this rider is void or refuse to pay any benefits with respect to the initial AIR Face Amount unless this rider has lapsed.

If you make an increase in the AIR Face Amount that requires proof of insurability, that increase has its own 2 year contestable period running from the effective date of the increase.

If this rider lapses and is then reinstated, this provision will be measured from the date of reinstatement.

GENERAL PROVISIONS

This rider does not increase any cash or loan values of the base policy. The monthly deductions for this rider decrease the cash value of the base policy.

All base policy provisions apply to this rider, unless changed by this rider.

5264                                                                           4

INSURED'S COST OF LIVING RIDER

This rider is a part of the base policy whose number is shown below. If not shown below, the Base Policy Number is shown on the Policy Data Page.

RIDER DATA

BASE POLICY NUMBER

DEFINITIONS

THE INSURED

The person upon whose life the base policy is issued. The insured is shown on the Policy Data Page.

YOU, YOUR

The current owner of the base policy.

WE, US, OUR

ReliaStar Bankers Security Life Insurance Company at our Home Office in Woodbury, New York.

WRITTEN, IN WRITING

A written request or notice, signed and dated, and received at our Home Office in a form we accept. You may get forms for this purpose from us.

INCREASE DATE

A date on which we make a cost of living increase according to the terms of this rider.

CPI

The U.S. Consumer Price Index for All Urban Consumers as published by the U.S. Department of Labor. We will substitute what we believe is an appropriate index for the CPI if:

1.
The composition of, base of, or method of calculating the CPI changes so that, in our opinion, it is not appropriate for use with this rider; or

2.
The publication of the CPI is delayed or ceases.

If required, we will file a detailed description of any alternate price index with the Insurance Department of the state where this rider is delivered.

BENEFITS AND MONTHLY DEDUCTIONS

We will increase the Face Amount of the base policy on the Increase Dates under the terms of this rider. Cost of living increases are Requested Changes in Face Amount under the terms of the base policy and will increase the Surrender Charge. We will make these cost of living increases without requiring proof of insurability.

[GRAPHICS OMITTED]

RELIASTAR BANKERS SECURITY
LIFE INSURANCE COMPANY

1000 Woodbury Road, Suite 102
P.O. Box 9004
Woodbury, New York  11797

Executed at our Home Office
----------------------------------------------------------
John H. Flittie                                  President
----------------------------------------------------------
/s/ John H. Flittie

----------------------------------------------------------
Susan M. Bergen
----------------------------------------------------------
/s/ Susan M. Bergen

85-271                                                                         1

On each Increase Date, the Monthly Deduction will be increased to account for the following:
1.
The larger cost of insurance;

2.
The Monthly Expense Charge;

3.
The Death Benefit Guarantee Charge, if the Death Benefit Guarantee is in effect; and

4.
The Cost of Waiver Benefits, if a Waiver of Monthly Deduction Rider is part of the base policy.

DETERMINING INCREASE DATES

Increase Dates normally occur every two years, beginning with the first Monthly Anniversary two years after the Rider Issue Date. But, if you increase the Face Amount of the base policy 10% or more, then the next Increase Date is the first Monthly Anniversary two years after the increase. If this rider terminates and is then reinstated, the next Increase Date after reinstatement is the first Monthly Anniversary two years after the reinstatement date.

CALCULATING A COST OF LIVING INCREASE

The Increase Factor is (A divided by B) - 1, where:

A
Is the CPI five months before an Increase Date; and

B
Is the CPI 29 months before an Increase Date.

If the Increase Factor is zero or less, we make no change. If the Increase Factor is greater than zero, we multiply it by the insured's CPI Increase Base shown on the Policy Data Page. We round the result to the next higher $500. We will not permit an increase higher than the Maximum Increase Amount for the Insured, which is shown on the Policy Data Page. The Maximum Increase Amount for the insured is 20% of the insured's CPI Increase Base, or $50,000, whichever is less.

ACCEPTING OR REFUSING AN INCREASE

We will notify you of the amount of each cost of living increase at least 30 days before its effective date. If you wish to accept the increase, you must notify us in writing.

If you do not accept the full amount of any cost of living increase before the insured's Age 21, we will not offer you any further increases until the policy anniversary on or next following the insured's 21st birthday. If you do not accept the full amount of an increase at that time, this rider terminates. However, you can reinstate this rider with proof of insurability for the insured.

BENEFITS WHEN MONTHLY DEDUCTIONS ARE WAIVED

If the insured becomes eligible for benefits under a waiver of monthly deduction rider, cost of living increases are not available. If the insured recovers from the disability and we are notified in writing, the next Increase Date is the next Monthly Anniversary two years after we receive the notice, unless the rider has otherwise terminated. Future Increase Dates then follow as shown above in "Determining Increase Dates."

TERMINATION

This rider terminates:

1.
On the Policy Anniversary on or next following the insured's 55th birthday;

2.
On the first Increase Date for which you do not accept the full amount of any cost of living increase on or after the insured's 21st birthday;

3.
On the Monthly Anniversary on or after we receive your written request to terminate this rider. We may ask you to return the policy and this rider so that we can endorse them;

4.
When the policy terminates; or

5.
When the base policy is in force as paid-up life insurance.

After this rider terminates, we will make no further cost of living increases.

GENERAL PROVISIONS

All base policy provisions apply to this rider, unless changed by this rider.

5265                                                                           2

ACCIDENTAL DEATH BENEFIT RIDER (ADB)

This rider is a part of the base policy whose number is shown below. f not shown below, the Base Policy Number is shown on the Policy Data Page.

BASE POLICY NUMBER

DEFINITIONS

THE INSURED

The person upon whose life the base policy is issued.

YOU, YOUR

The current owner of the base policy.

WE, US, OUR

ReliaStar Bankers Security Life Insurance Company at our Home Office in Woodbury, New York.

WRITTEN, IN WRITING

A written request or notice, signed and dated, and received at our Home Office. The form and content of the request or notice must be acceptable to us.

ACCIDENTAL DEATH

Death that is directly caused by accidental bodily injury. Death must occur within 365 days after the date of this injury.

BENEFITS

We pay the ADB Amount shown on the Policy Data Page to the beneficiary, subject to the terms of this rider, when we receive written proof that the insured's death:

1.
Was an Accidental Death as defined above; and

2.
Occurred while the base policy and this rider were in force.

Any benefit we pay under this rider is in addition to the amount payable under the base policy.

REQUESTED CHANGES IN ADB AMOUNT

After the second policy year, you may request an increase or decrease in your ADB Amount by notifying us in writing.

INCREASES

Increases in the ADB Amount must be at least $5,000. You cannot increase the Face Amount after the policy anniversary on or next following the insured's 60th birthday.

We may require written proof that the insured is still insurable before making an increase. An approved increase goes into effect on the Monthly Anniversary on or next following the date of the approval.

DECREASES

You cannot decrease the ADB Amount below $5,000.

Changes go into effect on the Monthly Anniversary on or next following the date we receive you request. At least six months must elapse between decreases.

[GRAPHICS OMITTED]

RELIASTAR BANKERS SECURITY
LIFE INSURANCE COMPANY

1000 Woodbury Road, Suite 102
P.O. Box 9004
Woodbury, New York  11797

Executed at our Home Office
----------------------------------------------------------
John H. Flittie                                  President
----------------------------------------------------------
/s/ John H. Flittie

----------------------------------------------------------
Susan M. Bergen
----------------------------------------------------------
/s/ Susan M. Bergen

85-273                                                                         1

BENEFITS NOT PROVIDED

We will not pay benefits under this rider when one or more of the following caused or contributed to death:

1.
Disease, illness, mental illness, or medical or surgical treatment of them;

2.
Any poison (except for food poisoning), including carbon monoxide, was voluntarily taken by the insured;

3.
Any drug, medication, or sedative not prescribed by a physician was voluntarily taken by the insured;

4.
Suicide;

5.
A felony that the insured committed or tried to commit;

6.

Travel in or descent from any type of aircraft where the insured:

a.
Was a pilot or a crew member;

b.
Was giving or receiving aviation training; or

c.
Had any duties on the aircraft whether or not they were related to operating it.

7.
An act of war or service in the military of any country at war.
WAR is defined as an armed conflict, whether declared or not, that any country resists. COUNTRY includes any government or group of governments.

COST OF RIDER BENEFITS

The cost of this rider's benefits is in addition to the cost of the base policy and is included in the Monthly Deduction. The cost of this rider's benefits is 1 multiplied by 2, divided by 1,000, (1 x 2) / 1,000, where:

1.
Is the ADB Rate as described below; and

2.
Is the ADB Amount at the beginning of the policy month.

ADB RATES

The ADB Rates are based on the insured's sex, attained age, and Rate Class for this rider shown on the Policy Data Page. Attained age means the insured's age on the prior policy anniversary. The ADB Rates are shown on the Policy Data Page. For insureds in a Rated Rate Class for this rider, the ADB Rates will be increased appropriately.

TERMINATION

This rider terminates:

1.
On the Rider Expiry Date;

2.

On the first Monthly Anniversary Date after we receive your written request to terminate this rider. We may ask that you return the policy and this rider so that we can endorse them;

3.
When the base policy is surrendered or terminates; or

4.
When the base policy is in force as paid-up life insurance.

After this rider terminates, we are not liable for its benefits. If we deduct the cost of this rider's benefits after it terminates, it is not considered a reinstatement of the rider. The deduction will be added back to the Accumulation Value of the policy as of the date of the deduction.

GENERAL PROVISIONS

This rider does not increase the Accumulation Value, Cash Surrender Value, or Loan Value of the base policy. All base policy provisions apply to this rider, unless changed by the rider. The Incontestability provision of the base policy applies to this rider from the Rider Issue Date, and any increases in ADB Amount from the date of the increase.

5266                                                                           2

WAIVER OF MONTHLY DEDUCTION RIDER

This rider is a part of the base policy whose number is shown below. If not shown below, the Base Policy Number is shown on the Policy Data Page.

BASE POLICY NUMBER

DEFINITIONS

THE INSURED

The person insured under the base policy.

YOU, YOUR

The current owner of the base policy.

WE, US, OUR

ReliaStar Bankers Security Life Insurance Company at our Home Office in Woodbury, New York.

WRITTEN, IN WRITING

A written request or notice, signed and dated, and received at our Home Office in a form we accept. The form and content of the request or notice must be acceptable to us.

AGE

The insured's age as of the prior policy anniversary; however, if the insured's birthday is a policy anniversary, the insured's age on that birthday.

TOTAL DISABILITY

For the first 24 months of the insured's disability, we consider the insured totally disabled if:

1.
Due to the disability resulting from injury or disease, the insured is unable to work at his or her regular occupation for remuneration or profit; or

2.
The insured has a Specific Loss.

After the first 24 months of the insured's disability, we consider the insured totally disabled if:

1.
Due to the disability resulting from injury or disease, the insured is unable to work at any job suited to his or her education, training, and experience for remuneration or profit; or

2.
The insured has a Specific Loss.

Specific Loss means the total and permanent loss of any of the following resulting from injury or disease:

1.
The sight in both eyes;

2.
The use of both hands;

3.
The use of both feet; or

4.
The use of one hand and one foot.

We consider the insured totally disabled for as long as the Specific Loss lasts.

[GRAPHICS OMITTED]

RELIASTAR BANKERS SECURITY
LIFE INSURANCE COMPANY

1000 Woodbury Road, Suite 102
P.O. Box 9004
Woodbury, New York  11797

Executed at our Home Office
----------------------------------------------------------
John H. Flittie                                  President
----------------------------------------------------------
/s/ John H. Flittie

----------------------------------------------------------
Susan M. Bergen
----------------------------------------------------------
/s/ Susan M. Bergen

85-278                                                                         1

WAIVER BENEFITS

We will pay the Monthly Deduction for you if the insured becomes totally disabled and meets the Conditions for Waiver Benefits. We do not apply the Minimum Premium Requirement for the Death Benefit Guarantee during the period of total disability.

The length of time we continue the Waiver Benefits depends on when total disability begins. If the insured becomes totally disabled before Age 60, we will pay the Monthly Deduction for as long as the insured remains totally disabled. If the insured becomes totally disabled after Age 60, we will continue to pay the Monthly Deduction if the insured remains totally disabled until the later of:

1.
The insured's Age 65; or

2.
Two years from the date of disability.

When the insured is no longer totally disabled, we will stop paying the Monthly Deduction for you. If the Death Benefit Guarantee was in effect when total disability began, we apply the Minimum Premium Requirement for the Death Benefit Guarantee as of the Monthly Anniversary on or next following the date the insured is no longer totally disabled.

If the insured becomes totally disabled again, we consider it a new period of total disability. The terms of this rider apply to the new period separately from any earlier period.

CONDITIONS FOR WAIVER BENEFITS

To pay Waiver Benefits, we need timely written Notice of Claim and Proof of Total Disability. All of the following conditions must also be met:

1.
The policy and this rider must be in force when the sickness or injury causing the total disability occurs;

2.
The policy and this rider must be in force when total disability begins;

3.
Total disability must begin on or after the insured's Age five and before the insured's Age 65;

4.
The insured must be continuously totally disabled for at least six months; and

5.
You must pay all the required premiums until the end of this six month period.

If we approve your claim, the Waiver Benefit begins with the Monthly Deduction due on or after the date the total disability began. Any Monthly Deductions that were deducted from the Accumulation Value of the base policy after the disability began will be added back to the Accumulation Value as of the date we approve your claim. We credit those Monthly Deductions as Net Premiums without Premium Expense Charges.

If this rider and the base policy lapse, you may still qualify for Waiver Benefits if:

1.
We receive timely written Notice of Claim as defined below in the Notice of Claim provision;

2.
The total disability for which claim is made began before the date of lapse; and

3.
All other terms of this rider are met.

NOTICE OF CLAIM

We require timely written Notice of Claim before we will pay any future Monthly Deductions. You must give us timely written Notice:

1.
While the insured is living; and

2.
During the period of total disability.

However, your claim may not be invalidated nor your benefits reduced if you can show that you provided the written Notice as soon as was reasonably possible.

5269                                                                           2

PROOF OF TOTAL DISABILITY

We may require written proof of the insured's total disability before we provide Waiver Benefits. This proof may include physical exams at our expense by doctors we choose. However, for each period of total disability, we can only require one exam a year after we have paid the Monthly Deductions for two consecutive years. We cannot require any exam after the insured's Age 65. We will stop paying the Monthly Deductions if you do not give us the required proof. However, your claim may not be invalidated nor your benefits reduced if you can show that you provided the required proof as soon as was reasonably possible.

COST OF RIDER BENEFITS

The cost of this rider's benefits is in addition to the cost for the base policy and is included in the Monthly Deduction. This cost is based on a Percent of the Monthly Deduction which is shown on the Policy Data Page.

FACE AMOUNT CHANGES DURING TOTAL DISABILITY

While the insured is totally disabled and we are paying the Monthly Deduction for you, you are limited to making increases in the Face Amount of the base policy under the terms of a future purchase option rider, if any, attached to the base policy. You may not make any adjustments in Face Amount while we are paying the Monthly Deduction.

DEATH BENEFIT OPTION

If the Death Benefit Option in effect at the end of the first six months of total disability is Option A (Level Amount Option), it will be changed to Option B (Variable Amount Option) on the first Monthly Anniversary Date after we approve your claim. In this case, the Face Amount of the base policy is decreased on that date so that it equals the Death Benefit under Option A minus the Accumulation Value on the Monthly Anniversary on or next following the date we approve your claim. If the Death Benefit Option in effect at the end of the first six months of the total disability is Option B, we make no change. You cannot make changes in Death Benefit Option while the insured is totally disabled.

BENEFITS NOT PROVIDED

This rider does not cover total disability that results from service in the military of any country at war. WAR is defined as an armed conflict, whether declared or not, that any country resists. COUNTRY includes any government or group of governments.

TERMINATION

This rider terminates:

1.
If we are not paying Waiver Benefits, at the insured's Age 65;

2.
If we are paying Waiver Benefits due to total disability which began after the insured's Age 60, the later of:

a.
The insured's Age 65, or

b.
Two years after the date of disability;

3.
On the Monthly Anniversary on or next following the date we receive your written request to terminate this rider. We may ask that you return the policy and this rider so that we can endorse them;

4.
If the base policy is surrendered or terminates; or

5.
When the base policy is in force as paid-up life insurance.

After this rider terminates, we are not liable for its benefits. If we deduct the cost of this rider's benefits after it terminates, it is not considered a reinstatement of this rider. The deduction will be added back to the Accumulation Value of the base policy as of the date of the deduction.

Termination will not invalidate or diminish any benefit for which the insured has qualified.

85-279                                                                         3

REINSTATEMENT
If this rider and the base policy lapse, you can reinstate this rider if:

1.
You reinstate the base policy;

2.
This rider was in effect when the base policy lapsed; and

3.
This rider would otherwise not have terminated during the time it was lapsed.

To reinstate the base policy and this rider you must do all of the following:

1.
Give us proof of insurability for the insured; and

2.

Pay a premium large enough such that the Net Premium is as large as the sum of the Surrender Charge after reinstatement, plus the Monthly Deductions for the date of reinstatement and the following Monthly Anniversary.

The base policy may be reinstated without this rider, in which case proof and payment for this rider are not needed.

GENERAL PROVISIONS

All base policy provisions apply to this rider, unless changed by this rider. The Incontestability Provision of the base policy applies to this rider from the Rider Issue Date.

5270                                                                           4

MODIFICATION RIDER

This rider is part of the base policy whose number is shown below. If not shown below, the Base Policy Number is shown on the Policy Data Page. This rider is effective on the Effective Date of your policy, whichever is later.

RIDER DATA

BASE POLICY NUMBER

IT IS HEREBY AGREED THAT THIS POLICY IS AMENDED AS FOLLOWS. ALL OTHER POLICY PROVISIONS REMAIN UNCHANGED.

1. THE COST OF INSURANCE RATES SECTION OF THE MONTHLY DEDUCTION PROVISION OF YOUR POLICY IS CHANGED TO READ AS FOLLOWS:

MONTHLY DEDUCTION PROVISION

COST OF INSURANCE RATES

The monthly cost of insurance rate for this policy is based on the insured's Issue Age and Rate Class as shown on the Policy Data Page, and the policy year. If your Death Benefit is a percentage of the accumulation value as described under the definition of "Death Benefit" in Level Amount Option, item 2, or Variable Amount Option, item 2, the Rate Class with the most recent effective date will apply. Issue Age means age last birthday on the effective date of the coverage.

Except for Face Amounts in a rated Rate Class, the cost of insurance rates can never be greater than those shown in the Table of Monthly Guaranteed Cost of Insurance Rates. This table is based on the Commissioners Standard Ordinary Mortality (CSO) Table shown on the Policy Data Page. For Face Amounts in a rated Rate Class, the guaranteed cost of insurance rates are calculated by multiplying the rates shown in the Table of Guaranteed Cost of Insurance Rates by the Rate Class Rating Factor shown on the Policy Data Page. The rates may also be increased by any extra cost of insurance shown on the Policy Data Page.

2. THE PAID-UP LIFE INSURANCE OPTION UNDER THE NONFORFEITURE PROVISIONS PROVISION OF THIS POLICY IS CHANGED TO READ AS FOLLOWS:

NONFORFEITURE PROVISIONS

PAID-UP LIFE INSURANCE

Any time before the insured's Age 95, you may use the Cash Surrender Value to purchase single premium paid-up life insurance.

If the insured is living at Age 95, the Cash Surrender Value of the policy will automatically be used to purchase single premium paid-up life insurance.

Any paid-up life insurance purchased under the terms of this policy will not be larger than the sum of the Cash Value of the paid-up life insurance, plus the Death Benefit of the policy, minus the Accumulation Value of the policy. Any Cash Surrender Value not used to purchase paid-up life insurance will be paid to you in cash.

We base the single premium for paid-up insurance on the insured's age and rate class(es) at the time this option is exercised, and the single premium life insurance rates in effect at that time. These rates may not exceed the net single premium rates based on the Commissioners Standard Ordinary Mortality
(CSO) Table and the Nonforfeiture Interest Rate, both of which are shown on the Policy Data Page. The Cash Value of the paid-up life insurance is also calculated based on the CSO Table and Nonforfeiture Interest Rate.

[GRAPHICS OMITTED]

RELIASTAR BANKERS SECURITY
LIFE INSURANCE COMPANY

1000 Woodbury Road, Suite 102
P.O. Box 9004
Woodbury, New York  11797

Executed at our Home Office
----------------------------------------------------------
John H. Flittie                                  President
----------------------------------------------------------
/s/ John H. Flittie

----------------------------------------------------------
Susan M. Bergen
----------------------------------------------------------
/s/ Susan M. Bergen

85-308                                                                         1



To purchase paid-up life insurance, we transfer the Cash Surrender Value of this policy to the Fixed Account.

If this policy is in force as paid-up life insurance:

1.
The Accumulation Value provision of this policy no longer applies;

2.
You cannot pay additional premiums;

3.
You cannot make partial withdrawals; and

4.
We do not make any further Monthly Deductions.

We will put this policy back in force as flexible premium variable life insurance at any time before the insured's Age 95 if:

1.
You submit proof which satisfies us that all insureds are still insurable;

2.
You pay a premium that, when added to the cash value of the paid-up life insurance, keeps the policy in force for at least 2 months.

On the Monthly Anniversary on or following the date when you meet the above requirements, we credit any premiums you pay and the cash value of the paid-up life insurance in the form of Net Premiums without a Premium Expense Charge. Net Premiums are credited to the Fixed Account and the Variable Account on the basis of your allocation in effect when you purchased paid-up life insurance.

After the policy is back in force as flexible premium variable life insurance:

1.
The Face Amount and the Death Benefit Option will be those in effect when you purchased paid-up life insurance; 2.
You may resume premium payments;

3.
The Accumulation Value provision of this policy applies; and

4.
We resume making Monthly Deductions.

3. THE SURRENDER CHARGE SECTION OF THE CASH VALUE, CASH SURRENDER VALUE, TOTAL SURRENDER, AND PARTIAL WITHDRAWAL BENEFITS PROVISION IS CHANGED TO READ AS
FOLLOWS:

CASH VALUE, CASH SURRENDER VALUE, TOTAL SURRENDER, AND PARTIAL WITHDRAWAL
BENEFITS

SURRENDER CHARGE

We make a Surrender Charge if you surrender this policy or it lapses. The Surrender Charge is the Maximum Surrender Charge minus the Premium Related Surrender Charge Reduction. The Surrender Charge is not less than zero.

INITIAL FACE AMOUNT

The Maximum Surrender Charge applicable to the Initial Fact Amount depends on the Initial Face Amount and the insureds Issue Age and Rate Class. The amount and duration of the Unadjusted Surrender Charge applicable to the Initial Face Amount is shown on the Policy Data Page.

Whenever the total premiums paid are less than the Surrender Charge Whole Life Premium shown on the Policy Data Page, the Surrender Charge applicable to the Initial Face Amount will be reduced by the Premium Related Surrender Charge Reduction. The Premium Related Surrender Charge Reduction is calculated as 1 multiplied by the result of 2 minus 3 (1 x (2 - 3)), where:

1.
Is the Surrender Charge Reduction Factor shown on the Policy Data Page;

2.
Is the Surrender Charge Whole Life Premium shown on the Policy Data Page; and

3.
Is the total premiums paid.

5290                                                                           2

REQUESTED CHANGES IN FACE AMOUNT

Additional Surrender Charges will apply to any approved increase in Face Amount, including Face Amount increases resulting from the Insured's Cost of Living Rider, if included with the policy. The additional Surrender Charge depends on the amount of the increase in Face Amount and the insured's age and Rate Class on the effective date of the increase. We will send you written notice of the amount and duration of the additional Surrender Charge. No Premium Related Surrender Charge Reductions are made for additional Surrender Charges applicable to increases in Face Amount.

If Surrender Charges are shown on an annual basis, they grade uniformly by policy month between the consecutive years shown.

Any increases or decreases in Face Amount resulting from changes in the Death Benefit Option, and any requested decreases in Face Amount, do not affect the Surrender Charges.

4. OPTIONS 4 AND 5 OF THE SETTLEMENT OPTIONS PROVISION OF YOUR POLICY ARE CHANGED CHANGED TO READ AS FOLLOWS:

SETTLEMENT OPTIONS

OPTION 4

The proceeds are used to provide an annuity with 60, 120, 180, or 240 months "certain". This means that we continue paying the primary payee, the first person to whom benefits are payable, in equal monthly installments for as long as the primary payee lives with a number of months "certain". "Certain" means that we make payments for at least as long as the period you choose (either 60, 120, 180, or 240 months), no matter when the primary payee dies. If the primary payee dies before the "certain" period ends, the remaining payments are payable to the contingent payee.

We compute the installments using the calendar year in which the proceeds are applied and the payee's age at that time. We require written proof of the payee's age. If you ask, we will tell you payments amounts for this option. The amounts of the installments are computed using the 1983 Table a with Projection Scale G and interest at 3.5% per year.

OPTION 5

The proceeds are used to provide a "joint and two-thirds to survivor" life income for two payees. We make monthly payments jointly to the two payees as long as they both live. When one payee dies, the other receives two-thirds of the amount of the joint monthly payment for life. Payments stop when both payees have died. We compute the payment amounts using the calendar year in which the proceeds are applied and the payees' ages when the proceeds are applied. We require written proof of the payee's ages. If you ask, we will tell you any of these amounts. The amounts of the monthly payments are computed using the 1983 Table a with Projection Scale G and interest at 3.5% per year.

5. THE AGE AND SEX PROVISION(S) OF THE GENERAL PROVISION(S) PORTION OF YOUR POLICY AND ANY RIDER(S) IS(ARE) REPLACED BY THE FOLLOWING:

GENERAL PROVISION

AGE

If the insured's age is misstated, the Death Benefit will be the amount that the most recent cost of insurance would purchase using the current cost of insurance rate for the correct age.

85-309                                                                         3

LIMITATION ON AMOUNT OF INSURANCE RIDER (As required by New York Insurance Law)

This rider is a part of the base policy whose number is shown below. If not shown below, the Base Policy Number is shown on the Policy Data Page.

RIDER DATA

BASE POLICY NUMBER

The total amount of life insurance proceeds payable under this and any other policy because of an insured child's death which occurs before that child is 14 years and 6 months old will be limited to the amount as determined in 1 or 2 below:

1.
If death occurs before the child is 4 years and 6 months old, the total amount payable may not be more than the greater of:

a.
 $5,000; or

b.
25% of the amount of life insurance in force on the date of issue on the life of the applicant for this policy.

2.
If death occurs when that child is at least 4 years and 6 months old, but before the child is 14 years and 6 months old, the total amount payable may not be more than the greater of:

a.
$10,000; or

b.
50% of the amount of life insurance in force on the date of issue on the life of the applicant for this policy.

The limitation does not apply to any Accidental Death Benefit or any refund of premiums. Any amount payable on more than one policy will be paid in order of Issue Date.

Any amount of life insurance which exceeds this limitation under this and any other policy will not be payable. The Company will terminate any amount of insurance under this policy which exceeds the limitation upon receipt of this policy and satisfactory proof that the amount is in excess of the limitation. The termination will be made at the Owner's written request or upon the death of the insured. The Company will refund any premiums paid for the amount which is in excess as of the date of the request or death, together with interest at the Minimum Annual Interest Rate shown on the Policy Data Page in the policy to which this rider is attached. However, the Company shall not be liable for any adjustment in premium if payment of any life insurance proceeds is made without having proof that the amount of those proceeds was in excess of the limitation.

In no event will the amount of insurance payable under this policy be a greater amount than if this rider was not a part of the policy.

[GRAPHICS OMITTED]

RELIASTAR BANKERS SECURITY
LIFE INSURANCE COMPANY

1000 Woodbury Road, Suite 102
P.O. Box 9004
Woodbury, New York  11797

Executed at our Home Office
----------------------------------------------------------
John H. Flittie                                  President
----------------------------------------------------------
/s/ John H. Flittie

----------------------------------------------------------
Susan M. Bergen
----------------------------------------------------------
/s/ Susan M. Bergen

85-354                                                                         1

FLEXIBLE PREMIUM
VARIABLE LIFE
INSURANCE POLICY

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


Variable and/or Fixed Accumulation Value

Flexible Premiums Payable to the Insured's Age 95

Adjustable Face Amount

Death benefit Guarantee

Death Benefit Options

Nonparticipating
-----------------------------------------------------------------------------

NOTICE

To make a claim or exercise your rights under this policy, please write to us at the address below and include your policy number:

RELIASTAR

RELIASTAR BANKERS SECURITY
LIFE INSURANCE COMPANY
1000 Woodbury Road, Suite 102
P.O. Box 9004
Woodbury, New York  11797

Writing directly to us will save time and expense. You do not need to hire any person, firm, or corporation unless, b because of a dispute, you wish to.
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